Exhibit 4.7

COLLATERAL AGREEMENT

dated as of

July 9, 2009

among

UNIVISION COMMUNICATIONS INC.,

the Subsidiaries of

UNIVISION COMMUNICATIONS INC.

from time to time party hereto

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as Collateral Agent

TABLE OF CONTENTS

		Page
ARTICLE I

Definitions
SECTION 1.01.	Indenture	2
SECTION 1.02.	Other Defined Terms	3

ARTICLE II

[Reserved]

ARTICLE III

Security Interests

SECTION 3.01.	Security Interests in Personal Property	9
SECTION 3.02.	Representations and Warranties	11
SECTION 3.03.	Covenants	14
SECTION 3.04.	Other Actions	15
SECTION 3.05.	Voting Rights; Dividends and Interest, Etc.	17
SECTION 3.06.	Additional Covenants Regarding Patent, Trademark and Copyright Collateral	17
SECTION 3.07.	Mortgages	18
SECTION 3.08.	Future Actions	20

ARTICLE IV

Remedies

SECTION 4.01.	Pledged Collateral	20
SECTION 4.02.	Uniform Commercial Code and Other Remedies	21
SECTION 4.03.	Application of Proceeds	23
SECTION 4.04.	Grant of License To Use Intellectual Property	23
SECTION 4.05.	Securities Act, Etc.	24

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ARTICLE V

[Reserved]

ARTICLE VI

Subject to Intercreditor Agreement

SECTION 6.01.	Intercreditor Agreement	24
SECTION 6.02.	Obligations	25

ARTICLE VII

Miscellaneous

SECTION 7.01.	Notices	25
SECTION 7.02.	Binding Effect; Several Agreement.	25
SECTION 7.03.	Successors and Assigns	25
SECTION 7.04.	Collateral Agent’s Fees and Expenses; Indemnification	26
SECTION 7.05.	Collateral Agent Appointed Attorney-in-Fact	26
SECTION 7.06.	Applicable Law	27
SECTION 7.07.	Waivers; Amendment	27
SECTION 7.08.	WAIVER OF JURY TRIAL	28
SECTION 7.09.	Severability	28
SECTION 7.10.	Counterparts	28
SECTION 7.11.	Headings	28
SECTION 7.12.	Jurisdiction; Consent to Service of Process	29
SECTION 7.13.	Termination or Release	29
SECTION 7.14.	FCC Compliance	30
SECTION 7.15.	Additional Subsidiaries	31
SECTION 7.16.	Security Interest and Additional First-Lien Obligations Absolute	31

Schedules

Schedule I	Subsidiary Guarantors
Schedule II	Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Offices for UCC Filings
Schedule V	UCC Information
Schedule VI	Commercial Tort Claims and Chattel Paper
Schedule VII	Currently Mortgaged Properties

Exhibits

Exhibit A	Form of Supplement
Exhibit B-1	Form of Trademark Security Agreement
Exhibit B-2	Form of Patent Security Agreement
Exhibit B-3	Form of Copyright Security Agreement

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COLLATERAL AGREEMENT dated as of July 9, 2009 (this “Agreement”), among UNIVISION COMMUNICATIONS INC., a Delaware corporation (the “Company”), the Subsidiaries of the Company from time to time party hereto (each, a “Guarantor” and, together with the Company and any other entity that becomes a grantor hereunder pursuant to Section 7.15, the “Grantors”) and DEUTSCHE BANK AG NEW YORK BRANCH, as collateral agent (in such capacity and together with any successors, the “Collateral Agent”), for the benefit of the Additional First-Lien Secured Parties (as defined below).

WITNESSETH:

WHEREAS, the Grantors have entered into that certain Indenture, dated as of July 9, 2009 (as supplemented or otherwise modified from time to time, the “Indenture”), by and among the Company, the Subsidiaries party thereto and Wilmington Trust FSB, as trustee (together with its successors in such capacity, the “Trustee”), on behalf of the holders (the “Noteholders”) of the Notes (as defined below), pursuant to which the Company is issuing $545,000,000 in aggregate principal amount of its 12% Senior Secured Notes due 2014 (together with any Additional Notes issued pursuant to (and as defined in) the Indenture, the “Notes”);

WHEREAS, each Guarantor has jointly and severally guaranteed on a senior secured basis to the Additional First-Lien Secured Parties the payment when due of all Additional First-Lien Obligations (as defined below) under the Indenture;

WHEREAS, following the date hereof, if not prohibited by the Indenture, the Grantors may incur additional Additional First-Lien Obligations (as defined below) which are secured equally and ratably with the Grantors’ obligations in respect of the Notes in accordance with Section 5.13 of the Intercreditor Agreement (as defined below);

WHEREAS, each Guarantor is an affiliate of the Company, will derive substantial benefits from the execution, delivery and performance of the obligations under the Indenture, the Notes and the other Additional First-Lien Documents (as defined below) and each is, therefore, willing to enter into this Agreement;

WHEREAS, the Grantors are executing and delivering this Agreement pursuant to the terms of the Indenture to induce the Trustee to enter into the Indenture and induce the Noteholders to purchase the Notes; and

WHEREAS, this Agreement is made by the Grantors in favor of Collateral Agent for the benefit of the Additional First-Lien Secured Parties to secure the payment and performance in full when due of the Additional First-Lien Obligations.

Accordingly the parties hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Indenture.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Indenture. All capitalized terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified therein. All references to the Uniform Commercial Code or the UCC shall mean the New York UCC unless the context requires otherwise; the term “Instrument” shall have the meaning specified in Article 9 of the New York VCC.

(b) The definitions used in this Agreement shall apply equally to both the singular and plural forms of the terms defined.

(c) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(d) The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

(e) The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(f) The words “herein”, “hereof’ and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement unless the context shall otherwise require.

(g) All references herein to Articles, Sections, paragraphs, clauses, subclauses, Exhibits and Schedules shall be deemed references to Articles, Sections, paragraphs, clauses and subclauses of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require.

(h) Unless otherwise expressly provided herein, (A) all references to documents, instruments and other agreements (including organizational documents) shall be deemed to include all subsequent amendments, restatements, amendments and restatements, supplements and other modifications thereto and (B) references to any law, statute, rule or regulation shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law.

(i) When the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Additional First-Lien Agreement” means the indenture, credit agreement or other agreement under which any Additional First-Lien Obligations (other than the Initial First Lien Obligations) are incurred and any notes or other instruments representing such Additional First-Lien Obligations, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Additional First-Lien Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement, whether or not in effect.

“Additional First-Lien Secured Party” shall have the meaning assigned to such term in the Intercreditor Agreement, whether or not in effect.

“Additional First-Lien Security Documents” shall mean the First-Lien Security Documents (as defined in the Intercreditor Agreement, whether or not in effect) to the extent such First-Lien Security Documents secure the Additional First-Lien Obligations.

“After-Acquired Intellectual Property” shall have the meaning assigned to such term in Section 3.06(e).

“Applicable Authorized Representative” shall have the meaning assigned to such term in the Intercreditor Agreement, whether or not in effect.

“Agreement” shall have the meaning assigned to such term in the preamble.

“Bankruptcy Default” shall mean an Event of Default of the type described in Section 6.01(6) or (7) of the Indenture or the corresponding provision of any Additional First-Lien Agreement.

“Closing Date” shall mean July 9, 2009.

“Collateral” shall have the meaning assigned to such term in Section 3.01.

“Collateral Agent” shall have the meaning assigned to such term in the preamble.

“Company” shall have the meaning assigned to such term in the preamble.

“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third person under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those listed on Schedule III and (c) all causes of action arising prior to or after the date hereof for infringement of any Copyright or unfair competition regarding the same.

“Default” shall mean any event that with the passage of time, the giving of notice or both would constitute an Event of Default.

“Discharge of Series of Additional First-Lien Obligations” shall mean, with respect to any Series of Additional First-Lien Obligations, the satisfaction of the express conditions (if any) set forth in the Indenture or the Additional First-Lien Agreement under which such Series of Additional First-Lien Obligations were incurred, as applicable, pursuant to which the Grantors are entitled to a release in full of the Security Interest hereunder and of the security interests under any other Additional First-Lien Security Documents securing such Series of Additional First-Lien Obligations.

“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest.

“Event of Default” shall mean an “Event of Default” (or similarly defined term) as defined in the Indenture or any then extant Additional First-Lien Agreement.

“Excluded Collateral” shall mean:

(a) all cash and cash equivalents;

(b) any Deposit Accounts and Securities Accounts;

(c) all vehicles the perfection of a security interest in which is excluded from the VCC in the relevant jurisdiction;

(d) subject in all respects to clause (h) of this definition below, any General Intangibles or other rights arising under contracts, Instruments, licenses, license agreements or other documents, to the extent (and only to the extent) that the grant of a security interest would (i) constitute a violation of a restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, (ii) give any other party to such contract, Instrument, license, license agreement or other document the right to terminate its obligations thereunder, or (iii) violate any law, provided, however, that (1) any portion of any such General Intangible or other right shall cease to constitute Excluded Collateral pursuant to this clause (d) at the time and to the extent that the grant of a security interest therein does not result in any of the consequences specified above and (2) the limitation set forth in this clause (d) above shall not affect, limit, restrict or Impair the grant by a Grantor of a security interest pursuant to this Agreement in any such General Intangible or other right, to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective by any applicable law, including the UCC;

(e) any Letter-of-Credit Rights, to the extent the relevant Grantor is required by applicable law to apply the proceeds of such Letter of Credit Rights for a specified purpose;

(f) Investment Property consisting of voting Equity Interests of any non-U.S. subsidiary in excess of 65% of the Equity Interests representing the total combined voting power of all classes of Equity Interests of such non-U.S. subsidiary entitled to vote;

(g) to the extent not constituting collateral for any other First-Lien Obligations, as to which the Collateral Agent, at the request of the Company, reasonably determines that the costs of obtaining a security interest in any specifically identified assets or category of assets (or perfecting the same) are excessive in relation to the benefit to the Additional First-Lien Secured Parties of the security afforded thereby;

(h) any FCC License, to the extent that any law, regulation, permit, order or decree of any Governmental Authority in effect at the time applicable thereto prohibits the creation of a security interest therein, provided, however, that (i) the right to receive any payment of money in respect of such FCC License (including, without limitation, general intangibles for money due or to become due), and (ii) any proceeds, products, offspring, accessions, rents, profits, income or benefits of any FCC License shall not constitute Excluded Collateral, provided further, however, that in the event that such law, regulation, permit, order or decree shall be amended, modified or interpreted to permit (or shall be replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) the creation of a security interest in such FCC License, such FCC License will automatically be deemed to be a part of the Collateral (and shall cease to be Excluded Collateral);

(i) Equipment owned by any Grantor on the date hereof or hereafter acquired that is subject to a Lien securing a purchase money obligation or Capitalized Lease Obligation permitted to be incurred pursuant to the Indenture and each then extant Additional First-Lien Agreement, if the contract or other agreement in which such ,Lien is granted (or the documentation providing for such purchase money obligation or Capitalized Lease Obligation) validly prohibits the creation of any other Lien on such Equipment;

(j) any interest in joint ventures and non-wholly owned subsidiaries which cannot be pledged without the consent of one or more third parties;

(k) applications filed in the United States Patent and Trademark Office to register trademarks or service marks on the basis of any Grantor’s “intent to use” such trademarks or service marks unless and until the filing of a “Statement of Use” or “Amendment to Allege Use” has been filed and accepted, whereupon such applications shall be automatically subject to the Lien granted herein and deemed included in the Collateral;

(1) subject to Section 7.13(d), any Equity Interests in any subsidiary and/or other securities issued by any subsidiary to the extent that the pledge of such Equity Interests and/or such other securities would result in the Company being required to file separate financial statements of such subsidiary with the SEC pursuant to Rule 3-10 or Rule 3-16 of Regulation S-X promulgated under the Exchange Act of 1934, as amended, but only to the extent necessary to not be subject to such requirement and only with respect to the relevant Series of Additional First-Lien Obligations affected; and

(m) any direct Proceeds, substitutions or replacements of any of the foregoing, but only to the extent such Proceeds, substitutions or replacements would otherwise constitute Excluded Collateral.

Furthermore, no term used in the definition of Collateral (or any component definition thereof) shall be deemed to include any Excluded Collateral.

“FCC” shall mean the Federal Communications Commission or any successor thereto.

“FCC Licenses” shall mean any licenses, permits and authorizations issued by the FCC to the Company or any of its Restricted Subsidiaries in connection with the operation of the radio and television broadcast stations owned by the Company or any of its Restricted Subsidiaries.

“Federal Securities Laws” shall have the meaning assigned to such term in Section 4.05.

“Governmental Authority” shall mean the government of the United States of America or any other nation, any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantors” shall have the meaning assigned to such term in the preamble.

“Guarantor” shall mean any of the following: (a) the Subsidiaries identified on Schedule I hereto as Guarantors and (b) each other subsidiary of the Company that becomes a party to this Agreement after the Closing Date.

“Indenture” shall have the meaning assigned to such term in the preamble.

“Initial Additional First-Lien Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement, whether or not then in effect.

“Intellectual Property” shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by such Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, software and databases and all other proprietary information, including but not limited to Domain Names, and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intercreditor Agreement” shall mean that certain first lien intercreditor agreement acknowledged by the Company, dated as of July 9, 2009, by and among Wilmington Trust FSB, in its capacity as Trustee under the Indenture as Authorized Representative for the Initial Additional First-Lien Secured Parties (as defined in the Intecreditor Agreement), Deutsche Bank AG New York Branch, in its capacity as collateral agent for the First-Lien Secured Parties (as defined in the Intercreditor Agreement) and as Authorized Representative (as defined in the Intercreditor Agreement) for the Credit Agreement Secured Parties (as defined in the Intercreditor Agreement), as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Investment Property” shall mean (a) all “investment property” as such term is defined in the New York UCC (other than Excluded Collateral) and (b) whether or not constituting “investment property” as so defined, all Pledged Debt Securities and Pledged Stock.

“License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any Grantor is a party, including those listed on Schedule III.

“Material Adverse Effect” shall mean a material adverse effect on the business, operations, assets, financial condition or results of operations of the Company and its Restricted Subsidiaries, taken as a whole.

“Mortgage” shall mean the mortgages, deeds of trust and other security documents granting a Lien on any fee owned real property or interest therein to secure the Additional First-Lien Obligations, each in a form reasonably satisfactory to the Collateral Agent.

“Mortgaged Property” shall mean (a) each real property identified as a Mortgaged Property on Schedule VII hereto and (b) each real property, if any, which shall be subject to a Mortgage delivered after the Closing Date pursuant to Section 3.07(b).

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

‘‘Noteholders’’ shall have the meaning assigned to such term in the preamble.

“Notes” shall have the meaning assigned to such term in the preamble.

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third person, is in existence, and all rights of any Grantor under any such agreement.

“Patents” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Permitted Liens” shall mean Liens that are not prohibited by the Indenture or any then extant Additional First-Lien Agreement.

“Pledged Collateral” shall mean (a) the Pledged Stock, (b) the Pledged Debt Securities, (c) subject to Section 3.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above, (d) subject to Section 3.05, all rights of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above and (e) all Proceeds of any of the foregoing.

“Pledged Debt Securities” shall mean (a) the debt securities and promissory notes held by any Grantor on the date hereof (including all such debt securities and promissory notes listed opposite the name of such Grantor on Schedule II), (b) any debt securities or promissory notes in the future issued to such Grantor and (c) any other instruments evidencing the debt securities described above, if any.

“Pledged Securities” shall mean any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” shall mean to the extent the same do not constitute Excluded Collateral, (i) the Equity Interests owned by any Grantor (including all such Equity Interests listed on Schedule II), (ii) any other Equity Interest obtained in the future by such Grantor and (iii) the certificates, if any, representing all such Equity Interests.

“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, trustees, agents and advisors of such Person and such Person’s Affiliates.

“SEC” shall mean the United States Securities and Exchange Commission and any successor thereto.

“Security Interest” shall have them earning assigned to such term in Section 3.01.

“Series” shall have the meaning assigned to such term in the Intercreditor Agreement, whether or not then in effect.

“Termination Date” shall mean the date on which the Discharge of Series of Additional First-Lien Obligations has occurred with respect to each Series of Additional First-Lien Obligations.

“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third person, and all rights of any Grantor under any such agreement.

“Trademarks” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby, (c) all other assets, rights and interests that uniquely reflect or embody such goodwill and (d) all causes of action arising prior to or after the date hereof for infringement of any trademark or unfair competition regarding the same.

“Trustee” shall have the meaning assigned to such term in the preamble.

ARTICLE II

[Reserved]

ARTICLE III

Security Interests

SECTION 3.01. Security Interests in Personal Property.

(a) As security for the payment or performance, as the case may be, in full of the Additional First-Lien Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Additional First-Lien Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Additional First-Lien Secured Parties, a security interest (the “Security Interest”), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (but excluding any Excluded Collateral, collectively, the “Collateral”):

(i) all Accounts;

(ii) all Commercial Tort Claims;

(iii) all Chattel Paper;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Goods;

(viii) all Instruments;

(ix) all Inventory;

(x) all Investment Property;

(xi) all Intellectual Property;

(xii) all Letter-of-Credit Rights;

(xiii) all Pledged Collateral;

(xiv) all books and records pertaining to the Collateral;

(xv) all Supporting Obligations; and

(xvi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding the foregoing, Collateral shall include cash, cash equivalents and securities to the extent the same constitute Proceeds and products of any item set forth in clauses (i) through (xvi) above, but in no event shall any control agreements be required to be obtained in respect thereof.

(b) Each Grantor hereby authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (x) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (y) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon written request. The Collateral Agent agrees, upon request by the Company and at its expense, to furnish copies of such filings to the Company.

(c) The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party. The Collateral Agent agrees, upon request by the Company and at its expense, to furnish copies of such filings to the Company.

(d) The Security Interest is granted as security-only and, except as otherwise required by applicable law, shall not subject the Collateral Agent or any other Additional First-Lien Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral. Nothing contained in this Agreement shall be construed to make the Collateral Agent or any other Additional First-Lien Secured Party liable as a member of any limited liability company or as a partner of any partnership, neither the Collateral Agent nor any other Additional First-Lien Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Collateral Agent shall become the owner of Pledged Collateral consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Additional First-Lien Secured Party, any Grantor and/or any other Person.

(e) Subject to the provisions of the Intercreditor Agreement, to the extent, and for so long as, the Applicable Authorized Representative is the Administrative Agent (as both such terms are defined in the Intercreditor Agreement), then any determination expressly required to be made hereunder by the Collateral Agent shall be deemed to be (and shall be) the same as any determination made by the Administrative Agent or the collateral agent, as applicable, under the Senior Credit Facilities, with respect to such matter; provided that the Collateral Agent shall not be required to execute any document, unless it is in a form reasonably satisfactory to it.

SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the other Additional First-Lien Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent, for the benefit of the Additional First-Lien Secured Parties, the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement,

(b) Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been prepared by the Collateral Agent based upon the information provided to the Collateral Agent and the Additional First-Lien Secured Parties by the Grantors for filing in each governmental, municipal or other office specified on Schedule IV hereof (or specified by notice from the Company to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 3.02(f) of this Agreement or in connection with the joinder of any new Grantor and the corresponding provision of any Additional First-Lien Agreement), which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary as of the Closing Date (or after the Closing Date, in the case of filings, recordings or registrations required by Section 3.02(f) of this Agreement or in connection with the joinder of any new Grantor) to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Additional First-Lien Secured Parties in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that, to the extent the Collateral consists of Intellectual Property, a fully executed agreement in the form hereof or, alternatively, each applicable short form security agreement in the form attached to this Agreement as Exhibits B-1, B-2 and B-3, and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights has been or will be delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §26l, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Additional First-Lien Secured Parties in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of United States federally registered Patents, Trademarks and Copyrights (and applications therefor) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all Collateral securing the payment and performance of the Additional First-Lien Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any state thereof) pursuant to the Uniform Commercial Code and (iii) subject to the filings described in Section 3.02(b), a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or the applicable short form security agreement) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Permitted Liens.

(d) Schedule II correctly sets forth as of the Closing Date the percentage of the issued and outstanding shares or units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interests, debt securities and promissory notes other than those not required to be pledged hereunder.

(e) The Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock issued by a corporation, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other loss affecting creditors’ rights generally and general principles of equity or at law.

(f) Schedule V correctly sets forth as of the Closing Date (i) the exact legal name of each Grantor, as such name appears in its respective certificate or articles of incorporation or formation, (ii) the jurisdiction of organization of each Grantor, (iii) the mailing address of each Grantor, (iv) the organizational identification number, if any, issued by the jurisdiction of organization of each Grantor, (v) the identity or type of organization of each Grantor and (vi) the Federal Taxpayer Identification Number, if any, of each Grantor. The Grantors agree to furnish to the Collateral Agent notice of any change on or prior to the later to occur of (a) 30 days following the occurrence of such change and (b) the date which is 45 days after the end of the most recently ended fiscal quarter of the Company following such change (i) in any Grantor’s legal name, (ii) in the jurisdiction of organization or formation of any Grantor or (iii) in any Grantor’s identity or corporate structure. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made or will have been made within the time periods described in the preceding sentence that are required in order for the Collateral Agent to continue, following such change, to have a valid and, to the extent required by this Agreement, perfected security interest in all the Collateral with the same priority as immediately prior to such change.

(g) The Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens.

(h) Notwithstanding the foregoing or anything else in this Agreement to the contrary, no representation, warranty or covenant is made with respect to the creation or perfection of a security interest in Collateral to the extent such creation or perfection would require (i) any filing other than a filing in the United States of America, any state thereof and the District of Columbia or (ii) other action under the laws of any jurisdiction other than the United States of America, any state thereof and the District of Columbia.

(i) As of the Closing Date, no Grantor holds (i) any Commercial Tort Claims or (ii) any interest in any Chattel Paper, in each case, in an amount in excess of $10,000,000 individually, except as described in Schedule VI hereto.

(j) Each Grantor represents and warrants that (x) the Trademarks, Patents and Copyrights listed on Schedule III include all United States federal registrations and pending applications for Trademarks, Patents and Copyrights, all as in effect as of the Closing Date, that such Grantor owns and that are material to the conduct of its business as of the date hereof and (y) the Domain Names listed on Schedule III include all Domain Names in which such Grantor has rights as of the date hereof that are material to the conduct of its business as of the date hereof.

(k) Schedule VII lists completely and correctly (in all material respects) as of the Closing Date all real property owned by the Grantors that is mortgaged to secure the Grantors’ obligations under the Senior Credit Facilities.

SECTION 3.03. Covenants.

(a) Subject to Section 3.02(h), each Grantor shall, at its own expense, take all commercially reasonable actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien which does not constitute a Permitted Lien.

(b) Subject to Section 3.02(h), each Grantor agrees, upon written request by the Collateral Agent and at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably deem necessary to obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith.

(c) At its option, but only following 5 Business Days’ written notice to each Grantor of its intent to do so, the Collateral Agent may discharge past due Taxes, assessments, charges, fees or Liens at any time levied or placed on the Collateral which do not constitute a Permitted Lien, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Indenture or any Additional First-Lien Agreement then extant, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within 30 days after demand for any reasonable payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any other Additional First-Lien Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees or Liens and maintenance as set forth herein or in the Additional First-Lien Documents.

(d) Each Grantor shall remain liable to observe and perform all conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof.

SECTION 3.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest in the Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Collateral in excess of $10,000,000 individually, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably specify.

(b) Investment Property. Subject to the terms hereof, if any Grantor shall at any time hold or acquire any Certificated Securities constituting Collateral, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably specify. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof and supplement any prior schedule so delivered; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities and shall not in and of itself result in any Default or Event of Default. Each certificate representing an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 3.01 shall be physically delivered to the Collateral Agent on or prior to the later to occur of (i) 30 days following the acquisition by such Grantor of such certificate and (ii) the date which is 45 days after the end of the most recently ended fiscal quarter of the Company following the acquisition of such certificate and endorsed to the Collateral Agent or endorsed in blank.

(c) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest constituting Collateral in an amount in excess of $10,000,000 individually in any Electronic Chattel Paper or any “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(d) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit constituting Collateral in excess of $10,000,000 individually, now or hereafter issued in favor of such Grantor, such Grantor shall notify the Collateral Agent thereof and, at the reasonable request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use commercially reasonable efforts to either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

(e) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in excess of $10,000,000 individually, the Grantor shall notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent, for the benefit of the Additional First-Lien Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

(t) Security Interests in Property of Account Debtors. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person the value of which equals or exceeds $10,000,000 to secure payment and performance of an Account constituting Collateral, such Grantor shall promptly assign such security interest to the Collateral Agent for the benefit of the Additional First-Lien Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

SECTION 3.05. Voting Rights; Dividends and Interest, Etc. Unless and until an Event of Default shall have occurred and be continuing and, except in the case of a Bankruptcy Default, the Collateral Agent shall have given the Grantors notice of its intent to exercise its rights under this Agreement:

(a) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Indenture, any other then extant Additional First-Lien Agreement and applicable law.

(b) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a) above.

(c) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are not prohibited by, and otherwise paid or distributed in accordance with, the terms and conditions of the Indenture, any other then extant Additional First-Lien Agreement and applicable law; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Collateral, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall be held in trust for the benefit of the Collateral Agent and the other Additional First-Lien Secured Parties and shall be delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent) on or prior to the later to occur of (i) 30 days following the receipt thereof and (ii) the date which is 45 days after the end of the most recently ended fiscal quarter.

SECTION 3.06. Additional Covenants Regarding Patent, Trademark and Copyright Collateral.

(a) Except as could not reasonably be expected to have a Material Adverse Effect, each Grantor agrees that it will not, and will-use commercially reasonable efforts to not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public.

(b) Except as could not reasonably be expected to have a Material Adverse Effect, each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, use commercially reasonable efforts to maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use.

(c) Except as could not reasonably be expected to have a Material Adverse Effect (and subject to Section 7.14(a) hereof), each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, use commercially reasonable efforts to continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary to establish and preserve its rights under applicable copyright laws.

(d) Except to the extent failure to act could not reasonably be expected to have a Material Adverse Effect, each Grantor will take all reasonable and necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(e) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property after the Closing Date (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Collateral subject to the terms and conditions of this Agreement. Not later than the 45th day after the last day of each of the first three fiscal quarters of the Company in any fiscal year and the 90th day after the last day of the Company’s fiscal year, the relevant Grantor shall sign and deliver to the Collateral Agent an appropriate Intellectual Property Security Agreement with respect to all applicable U.S. federally registered (or application for U.S. federally registered) After-Acquired Intellectual Property owned by it as of the last day of the applicable fiscal quarter, to the extent that such Intellectual Property is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it.

SECTION 3.07. Mortgages.

(a) With respect to the Mortgaged Properties listed on Schedule VII, within sixty (60) days after the Closing Date (or such later date as the Collateral Agent may agree to); the Collateral Agent shall have received each of the following documents, which shall be reasonably satisfactory in form and substance to the Collateral Agent: Fully executed counterparts of Mortgages, which Mortgages shall cover each Mortgaged Property, together with evidence that counterparts of all the Mortgages have been delivered to a title insurance company reasonably acceptable to Collateral Agent for recording in all places to the extent necessary or, in the reasonable opinion of the Collateral Agent, desirable to effectively create a valid and enforceable first priority pari passu mortgage lien on each Mortgaged Property in favor of the Collateral Agent for its benefit and the benefit of the Additional First-Lien Secured Parties, securing the Additional First-Lien Obligations;

(ii) Opinions addressed to the Collateral Agent, of local counsel in each jurisdiction where Mortgaged Property is located and opinions of counsel for the Company regarding due authorization, execution and delivery of the Mortgages, in each case reasonably satisfactory to the Collateral Agent;

(iii) With respect to each Mortgage encumbering any Mortgaged Property, title searches in form and substance reasonably acceptable to the Collateral Agent, conducted by a title insurance company reasonably acceptable to the Collateral Agent, which reflect that such Mortgaged Property is free and clear of all defects and encumbrances except Permitted Liens;

(iv) Proper fixture filings under the Uniform Commercial Code on Form UCC-l for filing under the Uniform Commercial Code in the appropriate jurisdiction in which the Mortgaged Properties are located to perfect the security interests in fixtures purported to be created by the Mortgages in favor of the Collateral Agent for its benefit and the benefit of the Additional First-Lien Secured Parties; and

(v) Evidence reasonably acceptable to the Collateral Agent of payment by the Company of all title and lien searches and examination charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages and fixture filings referred to above.

(b) The relevant Grantor agrees to promptly grant to the Collateral Agent, within 90 days of the acquisition thereof (or such later date as the Collateral Agent may agree to), a security interest in and Mortgage on each real property located in the United States owned in fee by such Grantor as is acquired by such Grantor after the Closing Date and that, together with any improvements thereon, individually has a book value of at least $15,000,000 (as reasonably estimated by the Company), as additional security for the Additional First-Lien Obligations. Such Mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Collateral Agent and shall constitute valid and enforceable perfected Liens subject only to Permitted Liens or other Liens acceptable to the Collateral Agent and the relevant Grantor shall cause the actions or documents described in clauses (i)-(v) in clause (a) above to have been taken or delivered, as applicable.

(c) To the extent not constituting collateral for any other First-Lien Obligations and notwithstanding anything to the contrary in this Agreement or any other Additional First-Lien Security Document (i) the Collateral Agent shall not require the taking of a Lien on, or require the perfection of any Lien granted in, real property as to which the cost of obtaining or perfecting such Lien (including any mortgage, stamp, intangibles or other tax or expenses relating to such Lien) is excessive in relation to the benefit to the Additional First-Lien Secured Parties of the security afforded thereby as reasonably determined by the Collateral Agent and (ii) Liens required to be granted on or in real property pursuant to this Agreement shall be subject to exceptions and limitations consistent with those set forth in Section 3.07 of this Agreement or the Indenture as in effect on the Closing Date (to the extent appropriate in the applicable jurisdiction).

SECTION 3.08. Future Actions. In the event that after the date hereof, any Grantor shall pledge any assets of such Grantor or undertake any actions to perfect or protect any liens on any assets of such Grantor pledged in connection with First-Lien Obligations, such Grantor shall also at the time pledge such assets to the Collateral Agent and undertake such actions with respect to the Collateral for the Collateral Agent for the benefit of the Additional First-Lien Secured Parties without request by the Collateral Agent.

ARTICLE IV

Remedies

SECTION 4.01. Pledged Collateral.

(a) Upon the occurrence and during the continuance of an Event of Default and with notice to the Company, the Collateral Agent, on behalf of the Additional First-Lien Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default and with notice to the relevant Grantor, the Collateral Agent shall at all times have the right to exchange the certificates representing any Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Company in writing of the suspension of their rights under paragraph (c) of Section 3.05, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (c) of Section 3.05 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of Section 3.05 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement or instrument of assignment). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.03. After all Events of Default have been cured or waived, the Collateral Agent shall promptly repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (c) of Section 3.05 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and with notice to the Company, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a) of Section 3.05, and the obligations of the Collateral Agent under paragraph (b) of Section 3.05, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided, however, that, unless otherwise directed by the Applicable Authorized Representative, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default and the provision of the notice referred to above to permit the Grantors to exercise such rights. To the extent the notice referred to in the first sentence of this paragraph (c) has been given, after all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a) of Section 3.05, and the Collateral Agent shall again have the obligations under paragraph (b) of Section 3.05.

(d) Notwithstanding anything to the contrary contained in this Section 4.01, if a Bankruptcy Default shall have occurred and be continuing, the Collateral Agent shall not be required to give any notice referred to in Section 3.05 or this Section 4.01 in order to exercise any of its rights described in said Sections, and the suspension of the rights of each of the Grantors under said Sections shall be automatic upon the occurrence of such Bankruptcy Default.

SECTION 4.02. Uniform Commercial Code and Other Remedies. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantor to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements), and (b) to withdraw any and all cash or other Collateral from any account established by the Collateral Agent to hold Collateral or proceeds of Collateral and to apply such cash and other Collateral to the payment of any and all Additional First-Lien Obligations in the manner provided in Section 4.03, (c) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral without breach of the peace, and subject to the terms of any related lease agreement, to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and (d) generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange upon such commercially reasonable terms and conditions as it may deem advisable, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give each applicable Grantor 10 Business Days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York 11CC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Additional First-Lien Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Additional First-Lien Secured Party from any Grantor as a credit against the purchase price, and such Additional First-Lien Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the

Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Additional First-Lien Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. All sums disbursed by the Collateral Agent in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Additional First-Lien Obligations secured hereby.

SECTION 4.03. Application of Proceeds. If an Event of Default shall have occurred and be continuing the Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral in accordance with the requirements of the Intercreditor Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 4.04. Grant of License To Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable (until the termination of this Agreement), nonexclusive license, subject in all respects to any existing licenses (exercisable without payment of royalty or other compensation to the Grantors), to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

SECTION 4.05. Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that to the extent such restrictions and limitations apply to any proposed sale of Pledged Collateral, the Collateral Agent may, with respect to any sale of such Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that to the extent such restrictions and limitations apply to any proposed sale of Pledged Collateral, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.05 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE V

[Reserved]

ARTICLE VI

Subject to Intercreditor Agreement

SECTION 6.01. Intercreditor Agreement. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Agreement and all rights and obligations of the Collateral Agent and the other Additional First-Lien Secured Parties hereunder are expressly subject to the Intercreditor Agreement and (ii) the exercise of any right or remedy by the Collateral Agent or any other Additional First-Lien Secured Party hereunder is subject to the limitations and provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

SECTION 6.02. Obligations. To the extent any obligation of any Grantor hereunder or under any other Additional First-Lien Security Document, including without limitation any obligation to grant sole possession or control or deliver or assign property or funds to a collateral agent or any other Person conflicts or is inconsistent with (or any representation or warranty hereunder or under any other Additional First-Lien Security Document would, if required to be true, conflict or be inconsistent with) the obligations or requirements under a substantially similar provision of any other First-Lien Security Document (other than any Additional First-Lien Security Document), such obligations or requirements under the First-Lien Security Documents shall control, and such Grantor shall not be required to fulfill such obligations (or make such representations and warranties) hereunder or under any Additional First-Lien Security Document, and shall be deemed not to be in violation of this Agreement or any other Loan Document as a result of its performance of the obligations or requirements of such Additional First-Lien Security Document. For the avoidance of doubt, the absence of any specific reference to this paragraph in any other provision of this Agreement or in the Indenture or any Additional First-Lien Agreement shall not be deemed to limit the generality of this paragraph.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder to the Collateral Agent shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 5.01 of the Intercreditor Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Company as provided in Section 13.02 of the Indenture.

SECTION 7.02. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Additional First-Lien Secured Parties and their respective successors and permitted assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void), except as contemplated or permitted by the Indenture and each then extant Additional First-Lien Agreement. This Agreement shall be construed as a separate agreement with respect to the Company and each other Grantor and may be amended, modified, supplemented, waived or released with respect to the Company and any other Grantor without the approval of any other Grantor and without affecting the obligations of the Company or any other Grantor hereunder.

SECTION 7.03. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.04. Collateral Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder, without duplication, as provided in Section 7.07 of the Indenture and the corresponding provision of any other Additional First-Lien Agreement.

(b) Without limitation of its indemnification obligations under the other Indenture and any other Additional First-Lien Agreement, each Grantor jointly and severally agrees, without duplication, to indemnify the Collateral Agent, its Affiliates and the respective directors, officers, employees, trustees, agents and advisors of the Collateral Agent and its Affiliates and their successors and assigns (each an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all costs, expenses (including reasonable fees, out-of-pocket disbursements and other charges of one primary counsel, one regulatory counsel and one local counsel to the Indemnitees (taken as a whole) in each relevant jurisdiction; provided, however, that if (i) one or more Indemnitees shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to one or more other Indemnitees or (ii) the representation of the Indemnitees (or any portion thereof) by the same counsel would be inappropriate due to actual or potential differing interests between them, then such expenses shall include the reasonable fees, out-of-pocket disbursements and other charges of one separate counsel to such Indemnitees, taken as a whole, in each relevant jurisdiction) and liabilities arising out of or in connection with the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, regardless of whether any Indemnitee is a party thereto or whether initiated by a third party or by a Grantor or any Affiliate thereof; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such costs, expenses or liabilities (x) resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or material breach of its (or its Related Parties’) obligations hereunder, under the Indenture or under any other Additional First-Lien Agreement or (y) resulted from any dispute solely among Indemnitees and not involving the Grantors or their respective Affiliates. To the extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby or the use of proceeds of any Additional First-Lien Obligations.

(c) Any such amounts payable as provided hereunder shall be additional Additional First-Lien Obligations secured hereby and by the other Additional First-Lien Security Documents. The provisions of this Section 7.04, shall survive the Termination Date.

SECTION 7.05. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent as the attorney-in-fact of such Grantor for the purpose of, upon the occurrence and during the continuance of an Event of Default, carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, however, that the Collateral Agent shall not execute on behalf of Grantors any application or other instrument to be submitted to the FCC.

Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent, and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Additional First-Lien Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith. The foregoing powers of attorney being coupled with an interest, are irrevocable until the Security Interest shall have terminated in accordance with the terms hereof.

SECTION 7.06. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

SECTION 7.07. Waivers; Amendment.

(a) No failure or delay by the Collateral Agent in exercising any right or power hereunder or under any other Additional First-Lien Security Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and under the other Additional First-Lien Security Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Additional First-Lien Security Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.07, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Except as otherwise provided herein, no notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantors in accordance with Section 2.04(b) of the lntercreditor Agreement.

SECTION 7.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO (AND EACH OTHER ADDITIONAL FIRST-LIEN SECURED PARTY, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF) HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER ADDITIONAL FIRST-LIEN SECURITY DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER ADDITIONAL FIRST-LIEN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.08.

SECTION 7.09. Severability. In the event anyone or more of the provisions contained in this Agreement or in any other Additional First-Lien Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.02. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.12. Jurisdiction; Consent to Service of Process.

(a) Each of the Grantors and the Additional First-Lien Secured Parties, by their acceptance of the benefits of this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Additional First-Lien Document, or for recognition or enforcement of any judgment, and each of the Grantors and the Additional First-Lien Secured Parties, by their acceptance of the benefits of this Agreement hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Grantors and the Additional First-Lien Secured Parties, by their acceptance of the benefits of this Agreement agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Additional First-Lien Document shall affect any right that the Collateral Agent or any other Additional First-Lien Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Additional First-Lien Document against any Grantor or its properties in the courts of any jurisdiction.

(b) Each of the Grantors and the Additional First-Lien Secured Parties, by their acceptance of the benefits of this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Additional First-Lien Document in any court referred to in paragraph (a) of this Section. Each of the Grantors and the Additional First-Lien Secured Parties, by their acceptance of the benefits of this Agreement hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each of the Grantors and the Additional First-Lien Secured Parties, by their acceptance of the benefits of this Agreement hereby irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Additional First-Lien Document will affect the right of the Collateral Agent or the Grantors to serve process in any other manner permitted by law.

SECTION 7.13. Termination or Release.

(a) This Agreement, the Security Interest, the pledge of the Pledged Collateral and all other security interests granted hereby shall terminate (i) in full on the Termination Date and (ii) with respect to any Series of any Additional First-Lien Obligations, upon the Discharge of Series of Additional First-Lien Obligations with respect to such Series.

(b) All or a portion of the Collateral of any Grantor pledged hereunder shall be released from the Security Interest to the extent (and only to the extent) securing any Series of Additional First-Lien Obligations as provided in the Indenture or the Additional First-Lien Agreements, as applicable, under which such Series of Additional First-Lien Obligations was incurred.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) above with respect to all or any Series of Additional First-Lien Obligations, the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all Uniform Commercial Code termination statements and similar documents (including releases or satisfaction of any Mortgages) that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or representation or warranty by the Collateral Agent (other than any representation and warranty that the Collateral Agent has the authority pursuant to the Intercreditor Agreement to execute and deliver such documents) or any other Additional First-Lien Secured Party. Without limiting the provisions of Section 7.04, the Company shall reimburse the Collateral Agent upon demand for all reasonable out-of-pocket costs and expenses, including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 7.13.

(d) In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule’ or regulation, or any other law, rule or regulation is adopted, which would permit) such subsidiary’s Equity Interests and/or other securities issued by such subsidiary to secure any Series of Additional First-Lien Obligations in excess of the amount then pledged without the filing with the SEC (or any other Governmental Authority) of separate financial statements of such subsidiary, then the Equity Interests and/or other securities issued by such subsidiary will automatically be deemed to be a part of the Collateral (and shall cease to be Excluded Collateral) for the relevant Additional First-Lien Obligations but only to the extent necessary to not be subject to any such financial statement requirement.

(e) At any time that the respective Grantor desires that the Collateral Agent take any action described in preceding paragraph (c) above, it shall, upon request of the Collateral Agent, deliver to the Collateral Agent an officer’s certificate certifying that the release of the respective Collateral is permitted pursuant to paragraph (a) or (b) above. The Collateral Agent shall have no liability whatsoever to any Additional First-Lien Secured Party as the result of any release of Collateral with respect to which the Collateral Agent has received an officer’s certificate pursuant to this Section 7.13(e).

SECTION 7.14. FCC Compliance.

(a) Notwithstanding anything to the contrary contained herein or in any other agreement, instrument or document executed in connection herewith, no party hereto shall take any actions hereunder that would constitute or result in a transfer or assignment of any FCC License or a change of control over such FCC License requiring the prior approval of the FCC without first obtaining such prior approval of the FCC. In addition, the parties acknowledge that the voting rights of the Pledged Stock shall remain with the relevant Grantor thereof even upon the occurrence and during the continuance of an Event of Default until the FCC shall have given its prior consent to the exercise of stockholder rights by a purchaser at a public or private sale of such Pledged Stock or the exercise of such rights by the Collateral Agent or by a receiver, trustee, conservator or other agent duly appointed pursuant to applicable law.

(b) If an Event of Default shall have occurred and is continuing, each Grantor shall take any action which the Collateral Agent may reasonably request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Collateral to the Collateral Agent or to such one or more third parties as the Collateral Agent may designate, or to a combination of the foregoing. To enforce the provision of this Section 7.14, the Collateral Agent is empowered to seek from the FCC and any other Governmental Authority, to the extent required, consent to or approval of any involuntary transfer of control of any entity whose Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to whom control ultimately will be transferred. Each Grantor agrees to cooperate with any such purchaser and with the Collateral Agent in the preparation, execution and filing of any forms and providing any information that may be necessary or helpful in obtaining the FCC’s consent to the assignment to such purchaser of the Collateral. Each Grantor hereby agrees to consent to any such voluntary or involuntary transfer after and during the continuation of an Event of Default and, without limiting any rights of the Collateral Agent under this Agreement, to authorize the Collateral Agent to nominate a trustee or receiver to assume control of the Collateral, subject only to required judicial, FCC or other consents required by Governmental Authorities, in order to effectuate the transactions contemplated by this Section 7.14. Such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the Collateral Agent under this Agreement. Each Grantor shall cooperate fully in obtaining the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing.

(c) Without limiting the obligations of any Grantor hereunder in any respect, each Grantor further agrees that if such Grantor, upon or after the occurrence (and during the continuance) of an Event of Default, should fail or refuse for any reason whatsoever, without limitation, including any refusal to execute any application necessary or appropriate to obtain any governmental consent necessary or appropriate for the exercise of any right of the Collateral Agent hereunder, such Grantor agrees that such application may be executed on such Grantor’s behalf by the clerk of any court of competent jurisdiction without notice to such Grantor pursuant to court order.

SECTION 7.15. Additional Subsidiaries. Upon execution and delivery by the Collateral Agent and any subsidiary that is not a Grantor on the Closing Date of a supplement in the form of Exhibit A hereto, such subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each of the Grantors hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 7.16. Security Interest and Additional First-Lien Obligations Absolute. Subject to Section 7.13 hereof, all rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture, any other Additional First-Lien Agreement, any other Additional First-Lien Document, any agreement with respect to any of the Additional First-Lien Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Additional First-Lien

Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Additional First-Lien Agreement, any other Additional First-Lien Document, or any other agreement or instrument (so long as the same are made in accordance with the terms of Article IX of the Indenture (or any similar provision under any Additional First-Lien Document), (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Additional First-Lien Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Additional First-Lien Obligations or this Agreement.

[Remainder of page intentionally left blank]

Very truly yours,

UNIVISION COMMUNICATIONS INC.

By:	/s/ Peter Lori
Name: Peter Lori
Title: Senior Vice President & Chief
Accounting Officer & Corporate
Controller

[Signature Page to Collateral Agreement]

THE UNIVISION NETWORK LIMITED PARTNERSHIP

By:	Univision Communications Inc., its general partner

By:	/s/ Peter Lori
Name: Peter Lori
Title: Senior Vice President & Chief Accounting Officer & Corporate Controller

[Signature Page to Collateral Agreement]

UNIVISION NETWORK PUERTO RICO
PRODUCTION LLC

By:	The Univision Network Limited
Partnership, its sole member

By: Univision Communications Inc., its general partner

By:	/s/ Peter Lori
Name: Peter Lori
Title: Senior Vice President & Chief
Accounting Officer & Corporate
Controller

[Signature Page to Collateral Agreement]

EL TRATO, INC.	UNIVISION PUERTO RICO STATION
GALAVISION, INC.	ACQUISITION COMPANY
KCYT-FM LICENSE CORP.	UNIVISION PUERTO RICO STATION
KECS-FM LICENSE CORP.	OPERATING COMPANY
KESS-AM LICENSE CORP.	UNIVISION PUERTO RICO STATION
KESS-TV LICENSE CORP.	PRODUCTION COMPANY
KHCK-FM LICENSE CORP.	UNIVISION RADIO CORPORATE
KICI-AM LICENSE CORP.	SALES, INC.
KICI-FM LICENSE CORP.	UNIVISION RADIO FRESNO, INC.
KLSQ-AM LICENSE CORP.	UNIVISION RADIO GP, INC.
KLVE-FM LICENSE CORP.	UNIVISION RADIO HOUSTON LICENSE
KMRT-AM LICENSE CORP.	CORPORATION
KTNQ-AM LICENSE CORP.	UNIVISION RADIO ILLINOIS, INC.
LICENSE CORP. NO.1	UNIVISION RADIO, INC.
LICENSE CORP. NO.2	UNIVISION RADIO INVESTMENTS,
MI CASA PUBLICATIONS, INC.	INC.
PTI HOLDINGS, INC.	UNIVISION RADIO LAS VEGAS, INC.
SERVICIO DE INFORMACION	UNIVISION RADIO LICENSE
PROGRAMATIVA, INC.	CORPORATION
SPANISH COAST-TO-COAST LTD.	UNIVISION RADIO LOS ANGELES, INC.
SUNSHINE ACQUISITION CORP.	UNIVISION RADIO MANAGEMENT
T C TELEVISION, INC.	COMPANY, INC.
TELEFUTURA NETWORK	UNIVISION RADIO NEW MEXICO, INC.
TELEFUTURA OF SAN FRANCISCO,	UNIVISION RADIO NEW YORK, INC.
INC.	UNIVISION RADIO PHOENIX, INC.
TELEFUTURA ORLANDO INC.	UNIVISION RADIO SACRAMENTO,
TELEFUTURA TELEVISION GROUP,	INC.
INC.	UNIVISION RADIO SAN DIEGO, INC.
TICHENOR LICENSE CORPORATION	UNIVISION RADIO SAN FRANCISCO,
TMS LICENSE CALIFORNIA, INC.	INC.
UNIVISION HOME ENTERTAINMENT,	UNIVISION RADIO TOWER COMPANY,
INC.	INC.
UNIVISION INTERACTIVE MEDIA,	UNIVISION SERVICES, INC.
INC.	UNIVISION TELEVISION GROUP, INC.
UNIVISION INVESTMENTS, INC.	UNIVISION-EV HOLDINGS, LLC
UNIVISION MANAGEMENT CO.	WADO RADIO, INC.
UNIVISION OF ATLANTA INC.	WADO-AM LICENSE CORP.
UNIVISION OF NEW JERSEY INC.	WLXX-AM LICENSE CORP.
UNIVISION OF PUERTO RICO INC.	WPAT-AM LICENSE CORP.
UNIVISION OF RALEIGH, INC	WQBA-AM LICENSE CORP.
WQBA-FMLCEJE CORP.

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Collateral Agreement]

HBCi, LLC
UNIVISION RADIO FLORIDA, LLC

By:	Univision Radio Inc.,
their sole member

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Collateral Agreement]

TELEFUTURA SAN FRANCISCO LLC

By:	Telefutura of San Francisco Inc., its sole member

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Collateral Agreement]

TELEFUTURA PARTNERSHIP OF
DOUGLAS
TELEFUTURA PARTNERSHIP OF
FLAGSTAFF
TELEFUTURA PARTNERSHIP OF
FLORESVILLE
TELEFUTURA PARTNERSHIP OF PHOENIX
TELEFUTURA PARTNERSHIP OF SAN
ANTONIO
TELEFUTURA PARTNERSHIP OF TUCSON

By:	Telefutura Southwest LLC
their general partner

	By:	Telefutura Television Group,
Inc., its sole member

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

By:	Telefutura Television Group, Inc.,
their general partner

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Collateral Agreement]

TELEFUTURA ALBUQUERQUE LLC
TELEFUTURA BAKERSFIELD LLC
TELEFUTURA BOSTON LLC
TELEFUTURA CHICAGO LLC
TELEFUTURA D.C. LLC
TELEFUTURA DALLAS LLC
TELEFUTURA FRESNO LLC
TELEFUTURA HOUSTON LLC
TELEFUTURA LOS ANGELES LLC
TELEFUTURA MIAMI LLC
TELEFUTURA SACRAMENTO LLC
TELEFUTURA SOUTHWEST LLC
TELEFUTURA TAMPA LLC

By:	Telefutura Television Group, Inc.,
their sole member

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Collateral Agreement]

UNIVISION ATLANTA LLC

By:	Univision of Atlanta, Inc.,
its sole member

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Collateral Agreement]

UNIVISION NEW YORK LLC
UNIVISION PHILADELPHIA LLC

By:	Univision of New Jersey, Inc.,
their sole member

By:	/s/ Peter Lori
Name: peter Lori
Title: Authorized Officer

[Signature Page to Collateral Agreement]

WLII/WSUR LICENSE PARTNERSHIP, G.P.

By:	Univision of Puerto Rico, Inc.,
its general partner

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Collateral Agreement]

WUVC LICENSE PARTNERSHIP G.P.

By:	Univision of Raleigh, Inc.,
its general partner

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

By:	Univision Television Group, Inc.,
its general partner

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Collateral Agreement]

UNIVISION RADIO BROADCASTING
PUERTO RICO, L.P.
UNIVISION RADIO BROADCASTING
TEXAS, L.P.

By:	Univision Radio Gp, Inc.,
their general partner

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Collateral Agreement]

KAKW LICENSE PARTNERSHIP, L.P.
KDTV LICENSE PARTNERSHIP, G.P.
KFTV LICENSE PARTNERSHIP, G.P.
KMEX LICENSE PARTNERSHIP, G.P.
KTVW LICENSE PARTNERSHIP, G.P.
KUVI LICENSE PARTNERSHIP, G.P.
KUVN LICENSE PARTNERSHIP, L.P.
KUVS LICENSE PARTNERSHIP, G.P.
KWEX LICENSE PARTNERSHIP, L.P.
KXLN LICENSE PARTNERSHIP, L.P.
UVN TEXAS L.P.
WGBO LICENSE PARTNERSHIP, G.P.
WLTV LICENSE PARTNERSHIP, G.P.
WXTV LICENSE PARTNERSHIP, G.P.

By:	Univision Television Group, Inc.,
their general partner

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Collateral Agreement]

UNIVISION CLEVELAND LLC

By:	Univision Television Group, Inc.,
its sole member

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Collateral Agreement]

STATION WORKS, LLC

By:	Telefutura Television Group, Inc.,
its sole member

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Collateral Agreement]

UNIVISION TEXAS STATIONS LLC

By:	/s/ Ray Rodriguez
Name: Ray Rodriguez
Title: Manager

[Signature Page to Collateral Agreement]

HPN NUMBERS, INC.

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Collateral Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Collateral Agent

By:	/s/ David Maynew
Name: David Maynew
Title: Managing Director

By:	/s/ David Reid
Name: David Reid
Title: Vice President

[Signature Page to Collateral Agreement]

Schedule I to the

Collateral Agreement

GUARANTORS

1.	El Trato, Inc.

2.	Galavision, Inc.

3.	HBCi, LLC

4.	HPN Numbers, Inc.

5.	KAKW License Partnership, L.P.

6.	KCYT-FM License Corp.

7.	KDTV License Partnership, G.P.

8.	KECS-FM License Corp.

9.	KESS-AM License Corp.

10.	KESS-TV License Corp.

11.	KFTV License Partnership, G.P.

12.	KHCK-FM License Corp.

13.	KICI-AM License Corp.

14.	KICI-FM License Corp.

15.	KLSQ-AM License Corp.

16.	KLVE-FM License Corp.

17.	KMEX License Partnership, G.P.

18.	KMRT-AM License Corp.

19.	KTNQ-AM License Corp.

20.	KTVW License Partnership, G.P.

21.	KUVI License Partnership, G.P.

22.	KUVN License Partnership, L.P.

23.	KUVS License Partnership, G.P.

24.	KWEX License Partnership, L.P.

25.	KXLN License Partnership, L.P.

26.	License Corp. No. 1

27.	License Corp. No. 2

28.	Mi Casa Publications, Inc.

29.	PTI Holdings, Inc.

30.	Servicio de Informacion Programativa, Inc.

31.	Spanish Coast-to-Coast Ltd.

32.	Station Works, LLC

33.	Sunshine Acquisition Corp.

34.	TC Television, Inc.

35.	Telefutura Albuquerque LLC

36.	Telefutura Bakersfield LLC

37.	Telefutura Boston LLC

38.	Telefutura Chicago LLC

39.	Telefutura D.C. LLC

40.	Telefutura Dallas LLC

41.	Telefutura Fresno LLC

42.	Telefutura Houston LLC

43.	Telefutura Los Angeles LLC

44.	Telefutura Miami LLC

45.	Telefutura Network

46.	Telefutura of San Francisco, Inc.

47.	Telefutura Orlando Inc.

48.	Telefutura Partnership of Douglas

49.	Telefutura Partnership of Flagstaff

50.	Telefutura Partnership of Floresville

51.	Telefutura Partnership of Phoenix

52.	Telefutura Partnership of San Antonio

53.	Telefutura Partnership of Tucson

54.	Telefutura Sacramento LLC

55.	Telefutura San Francisco LLC

56.	Telefutura Southwest LLC

57.	Telefutura Tampa LLC

58.	Telefutura Television Group, Inc.

59.	The Univision Network Limited Partnership

60.	Tichenor License Corporation

61.	TMS License California, Inc.

62.	Univision Atlanta LLC

63.	Univision Cleveland LLC

64.	Univision Home Entertainment, Inc.

65.	Univision Interactive Media, Inc.

66.	Univision Investments, Inc.

67.	Univision Management Co.

68.	Univision Network Puerto Rico Production LLC

69.	Univision New York LLC

70.	Univision of Atlanta Inc.

71.	Univision of New Jersey Inc.

72.	Univision of Puerto Rico Inc.

73.	Univision of Raleigh, Inc.

74.	Univision Philadelphia LLC

75.	Univision Puerto Rico Station Acquisition Company

76.	Univision Puerto Rico Station Operating Company

77.	Univision Puerto Rico Station Production Company

78.	Univision Radio Broadcasting Puerto Rico, L.P.

79.	Univision Radio Broadcasting Texas, L.P.

80.	Univision Radio Corporate Sales, Inc.

81.	Univision Radio Florida, LLC

82.	Univision Radio Fresno, Inc.

83.	Univision Radio GP, Inc.

84.	Univision Radio Houston License Corporation

85.	Univision Radio Illinois, Inc.

86.	Univision Radio Investments, Inc.

87.	Univision Radio Las Vegas, Inc.

88.	Univision Radio License Corporation

89.	Univision Radio Los Angeles, Inc.

90.	Univision Radio Management Company, Inc.

91.	Univision Radio New Mexico, Inc.

92.	Univision Radio New York, Inc.

93.	Univision Radio Phoenix, Inc.

94.	Univision Radio Sacramento, Inc.

95.	Univision Radio San Diego, Inc.

96.	Univision Radio San Francisco, Inc.

97.	Univision Radio Tower Company, Inc.

98.	Univision Radio, Inc.

99.	Univision Services, Inc.

100.	Univision Television Group, Inc.

101.	Univision Texas Stations LLC

102.	Univision-EV Holdings, LLC

103.	UVN Texas L.P.

104.	WADO Radio, Inc.

105.	WADO-AM License Corp.

106.	WGBO License Partnership, G.P.

107.	WLII/WSUR License Partnership, G.P.

108.	WLTV License Partnership, G.P.

109.	WLXX-AM License Corp.

110.	WPAT-AM License Corp.

111.	WQBA-AM License Corp.

112.	WQBA-FM License Corp.

113.	WUVC License Partnership G.P.

114.	WXTV License Partnership, G.P.

Schedule II to the

Collateral Agreement

EQUITY INTERESTS

PLEDGED STOCK

	Name of Entity	Authorize Shares	Class	Issued Shares	Stockholder	Date of Certificate	Certificate #	Comments/Notes
1.	EI Trato, Inc.	1,000	Common	1,000	Univision Services, Inc. (f/k/a Wurzburg, Inc.) (100%)	8/6/2004	1

2.	Galavision, Inc. (GAL)	1,000	Common	1,000	Univision Communications Inc (UCI) (100%)	10/2/1996	2

3.	HPN Numbers, Inc.	100	Common	100	UTG (100%)	Undated	2

4.	KAKW License Partnership, L.P.				UTG (0.9%) PTIH (0.1%) UTSLLC (99%)	Interests not certificated

5.	KDTV License Partnership, G.P.				Controlling GP: UTG (99.9%) GP: PTI (0.1%)	Interests not certificated

6.	KFTV License Partnership, G.P.				Controlling GP: UTG (99.9%) GP: PTI (0.1%)	Interests not certificated

7.	KMEX License Partnership, G.P.				Controlling GP: UTG (99.9%) GP: PTI (0.1%)	Interests not certificated

8.	KTVW License Partnership, G.P.				Controlling GP: UTG (99.9%) GP: PTI (0.1%)	Interests not certificated

9.	KUVI License Partnership, G.P.				Controlling GP: UTG (99.9%) GP: PTI (0.1%)	Interests not certificated

10.	KUVN License Partnership, L.P.				GP: UTG (0.9%) LP: PTI (0.1%) LP: UTSLLC (99%)	Interests not certificated

11.	KUVS License Partnership, G.P.				Controlling GP: UTG (99.9%) GP: PTI (0.1%)	Interests not certificated

	Name of Entity	Authorize Shares	Class	Issued Shares	Stockholder	Date of Certificate	Certificate #	Comments/Notes
12.	KWEX License Partnership, L.P				GP: UTG (0.9%) LP: PTI (0.1%) LP: UTSLLC (99%)	Interests not certificated

13.	KXLN License Partnership, L.P.				GP: UTG (0.9%) LP: PTI (0.1%) LP: UTSLLC (99%)	Interests not certificated

14.	PTI Holdings, Inc. (PTI)	10500	Common	8000 Class P Common	UCI (100%)	12/17/1992	1

						10/2/1996	19

925.53 Class P Common

15.	Station Works, LLC				TTG (100%)	Interests not certificated

16.	Sunshine Acquisition Corp. (SAC)	100	Common	I	UCI (100%)	10/2/1996	2

17.	Telefutura Albuquerque LLC				TTG (100%)	Interests not certificated

18.	Telefutura Bakersfield LLC				TTG (100%)	Interests not certificated

19.	Telefutura Boston LLC				TTG (100%)	Interests not certificated

20.	Telefutura Chicago LLC				TTG (100%)	Interests not certificated

21.	Telefutura D.C. LLC				TTG (100%)	Interests not certificated

22.	Telefutura Dallas LLC				TTG (100%)	Interests not certificated

23.	Telefutura Fresno LLC				TTG (100%)	Interests not certificated

24.	Telefutura Houston LLC				TTG (100%)	Interests not certificated

25.	Telefutura Los Angeles LLC				TTG (100%)	Interests not certificated

26.	Telefutura Miami LLC				TTG (100%)	Interests not certificated

	Name of Entity	Authorize Shares	Class	Issued Shares	Stockholder	Date of Certificate	Certificate #	Comments/Notes
27.	Telefutura Network (TFN) (f/k/a TF Corp)	1,000	Common	1,000	UCI (100%)	6/22/2001	1	• f/k/a TF Corp.

28.	Telefutura of San Francisco, Inc. (TSF) (f/k/a Whitehead Media of California, Inc.)	1,000	Common	100	TTG (100%)	1/3/2002	3	• formerly Whitehead Media of California, Inc. • Certificate holder in name of Univision Spanish Media, Inc which merged with Telefutura 12/31/2002

29.	Telefutura Orlando, Inc. (TO)	1,000	Common	1,000	TTG (100%)	10/17/1994	1

•    formerly Univision of Melbourne Inc

•    formerly USA Station Group of Melbourne, Inc.

•    formerly Blackstar of Melbourne, Inc.

•    Licensee of WOTF-TV

Certificate holder in name of Univision of Florida Inc (UFI)

•    UFI merged with Univistion AT Acquisition Corp which merged into TTG 12/31/2002

30.	Telefutura Partnership of Douglas				GP: TTG (99%) GP: SWLLC (1%)	Interests not certificated

31.	Telefutura Partnership of Flagstaff				GP: TTG (99%) GP: SWLLC (1%)	Interests not certificated

	Name of Entity	Authorize Shares	Class	Issued Shares	Stockholder	Date of Certificate	Certificate #	Comments/Notes
32.	Telefutura Partnership of Floresville				GP: ITG (99%) GP: SWLLC (1%)	Interests not certificated

33.	Telefutura Partnership of Phoenix				GP: ITG (99%) GP: SWLLC (1%)	Interests not certifcated

34.	Telefutura Partnership of San Antonio				GP: ITG (99%) GP: SWLLC (1%)	Interests not certificated

35.	Telefutura Partnership of Tucson				GP: ITG (99%) GP: SWLLC (1%)	Interests not certificated

36.	Telefutura Sacramento LLC				TTG (100%)	Interests not certificated

37.	Telefutura San Francisco LLC				TSF (100%)	Interests not certificated

38.	Telefutura Southwest LLC (SWLLC)				TTG (100%)	Interests not certificated

39.	Telefutura Tampa LLC				TTG (100%)	Interests not certificated

40.	Te1efutura Television Group, Inc. (TTG) (f/k/a Telefu tura)	1,000	Common	1,000	UCI (100%)	2/27/2002	2	• f/k/a Telefutura, which was f/k/a Univision Acquisition Corp.

41.	The Univision Network Lim ited Partnership				GP =UCI (71.85%) LP= SAC (28.15%)	Interests not certificated

42.	Univision Atlanta LLC				UA (100%)	Interests not certificated

43.	Univision Cleveland LLC				UTG (100%)	Interests not certificated

44.	Univision-EV Holdings, LLC (UEV)				UII (100%)	Interests not certificated

45.	Univision Home Entertainment, Inc.	1,000	Common	1,000	UCI (100%)	6/21/2004	1

	Name of Entity	Authorize Shares	Class	Issued Shares	Stockholder	Date of Certificate	Certificate #	Comments/Notes
46.	Univision Investments, Inc.	1,000	Common	100	UTG (100%)	11/11/2002	1

47.	Univision Management Co.	1,000	Common	100	UCI (100%)	11/6/2002	1

48.	Univision New York LLC				UNJ (100%)	Interests not certificated		• formerly Univision Partnership of New Jersey • formerly USA Station Group Partnership of New Jersey • Licensee of WFUT(TV) and WFTY(TV)

49.	Univision Network Puerto Rico Production LLC				The Univision Network Lim- ited Partnership (100%)	Interests not certifi- cated

50.	Univision of Atlanta Inc. (UA)	1,000	Common	1,000	TTG (100%)	6/15/2001	1	• formerly USA Station Group of Atlanta, Inc. • w/attached stock assignment undated executed by representative of Univision Acquisition Corp. which changed its name to Telefutura Television Group

	Name of Entity	Authorize Shares	Class	Issued Shares	Stockholder	Date of Certificate	Certificate #	Comments/Notes
51.	Univision of New Jersey Inc. (UNJ) (f/k/a Silver King Broad New Jersey, Inc.)	1,000	Common	1,000	TTG (100%)	8/1/1994	1

•    formerly USA Station Group of New Jersey, Inc.

•    w/attached stock power whereby USA Broadcasting Inc. (f/k/a SKTV, Inc.) transferred 1,000 shares of USA Station Group of New Jersey Inc. (f/k/a Silver King Broadcasting of New Jersey, Inc.) to Univision AT Acquisition Corp., dated 8/21/2001 executed by representative of USA Broadcasting, Inc.; Univision AT Acquisition Corp merged with and into Telefutura Television Group

52.	Univision of Raleigh, Inc. (f/k/a Carolina Capital Communications, Inc. ; f/k/a Delta Broadcasting, Inc.)	10,000,000	Common	287,042	UTG (100%)	12/22/1998	7	• w/attached stock power Whereby Bahakel Communications Ltd transferred Stock to UTG dated 03/31/2003 • formerly Carolina Capital Communications, Inc.

53.	Univision Online, Inc. (UOL)	2,000	Common	100	UCI (100%)	Undated	1

54.	Univision Philadelphia LLC				UNJ (100%)	Interests not certificated

	Name of Entity	Authorize Shares	Class	Issued Shares	Stockholder	Date of Certificate	Certificate #	Comments/Notes
55.	Univision Puerto Rico Station Acquisition Company (“Holdco”)	1,000	Common	1,000	UCI (100%)	Undated	1

56.	Univision Puerto Rico Station Operating Company (“Opco”)	1,000	Common	1,000	Holdco (100%)	Undated	1

57.	Univision Puerto Rico Station Production Company	1,000	Common	1,000	Opco (100%)	Undated	1

58.	Univision Television Group, Inc. (UTG)	1,000	Common	100	PTI (100%)	10/2/1996	6	• f/k/a Spanish International Commun- ication Corp. • name change 3/23/88 to Univision Station Group, Inc. • name change 12/17/92 to UTG

59.	Univision Texas Stations LLC (UTSLLC)				UTG (100%)	Interests not certificated

60.	UVN Texas L.P.				UTSLLC (99%) UTG (1%)	Interests not certificated

61.	WGBO License Partner ship, G.P.				Controlling GP: UTG (99.9%) GP: PTI (0.1%)	Interests not certificated

62.	WLTV License Partner ship, G.P.				Controlling GP: UTG (99.9%) GP: PTI (0.1%)	Interests not certificated

63.	WUVC License Partner ship G.P. (a NC general partnership)	100	Units	99 1	GP: UR (99%) GP: UTG (1%)	8/15/2000 8/15/2000	1 2

	Name of Entity	Authorize Shares	Class	Issued Shares	Stockholder	Date of Certificate	Certificate #	Comments/Notes
64.	Univision Services, Inc. (f/k/a Wurzburg, Inc.)	1,000	Common	1,000	UCI (100%) Common Stock:	6/21/2004	1

65.	WXTV License Partnership, G.P.				Controlling GP: UTG (99.9%) GP: PTI (0.1%)	Interests not certificated

66.	Univision of Puerto Rico Inc. (Formerly known as WLII/WSUR, Inc.)	3000	Common	100	Univision of Puerto Rico Operating Company (“Opco”) (100%)	8/29/2000	2	• (Formerly known as WLIIIWSUR, Inc.)

67.	WLII/WSUR License Partnership, G.P.				GP = Univision of Puerto Rico Inc. (99.9%) Opco (0.1%)	Interests not certificated

68.	Univision Radio, Inc.	1,000	Common	1,000	Univision Communications Inc.	11/4/2003	1	(f/k/a Hispanic Broadcasting Corporation (“HBC”) ; HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broadcasting Corporation

69.	HBCi, LLC		Units	100	Univision Radio Inc. (f/k/a Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broad casting Corporation)	6/15/2001	1

70.	KCYT-FM License Corp.	1,000	Common	100	Univision Radio l11inois, Inc. (f/k/a HBC Illinois, Inc.)	6/15/2001	2

71.	KECS-FM License Corp.	1,000	Common	100	Univision Radio Illinois, Inc. (f/k/a HBC Illinois, Inc.)	6/15/2001	4

72.	KESS-AM License Corp.	1,000	Common	100	Univision Radio Illinois, Inc. (f/k/a HBC Illinois, Inc.)	6/15/2001	4

73.	KESS-TV License Corp.	1,000	Common	100	Univision Radio Illinois, Inc. (f/k/a HBC Illinois, Inc.)	6/1 5/2001	4

74.	KHCK-FM License Corp.	1,000	Common	100	Univision Radio Illinois, Inc. (f/k/a HBC Illinois, Inc.)	6/15/2001	3

75.	KICI-AM License Corp.	1,000	Common	100	Univision Radio Illinois, Inc. (f/k/a HBC Il1inois, Inc.)	6/15/2001	4

76.	KICI-FM License Corp.	1,000	Common	100	Univision Radio Illinois, Inc. (f/k/a HBC Illinois, Inc.)	6/15/2001	4

77.	KLSQ-AM License Corp.	1,000	Common	100	Univision Radio Inc. *f/k/a Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broadcasting Corporation	4/17/1995	1

78.	KLVE-FM License Corp.	1,000	Common	100	Univision Radio Inc. *f/k/a Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broad casting Corporation	12/16/1994	1

79.	KMRT-AM License Corp.	1,000	Common	100	Univision Radio Illinois, Inc. (f/k/a HBC Illinois, Inc.)	6/15/2001	4

80.	KTNQ-AM	1,000	Common	100	Univision Radio	12/16/1994	1
	License Corp.				Inc.
					*f/k/a Hispanic
					Broadcasting
					Corporation
					(“HBC”); HBC
					merged with
					Univision Acquisition
					Corp
					9/22/2003; f/k/a
					Heftel Broadcasting
					Corporation

81.	License Corp.	1,000	Common	100	Univision Radio	6/15/2001	2
	No. 1				Florida, LLC
					(f/k/a HBC
					Florida, LLC)

82.	License Corp.	1,000	Common	100	Univision Radio	6/15/2001	2
	No. 2				Florida, LLC
					(f/k/a HBC
					Florida, LLC)

83.	Mi Casa	1,000		1,000	Univision Radio	6/15/2001	2
	Publications, Inc.				Los Angeles,
					Inc.
					(f/k/a HBC Los
					Angeles, Inc.)

84.	Servicio de	1,0000	Common	1,000	Univision Radio	1/4/1999	1
	Informacion				Inc.
	Programativa,				*f/k/a Hispanic
	Inc.				Broadcasting
					Corporation
	f/k/a Momentum				(“HBC”); HBC
	Research,				merged with
	Inc.				Univision Acquisition Corp
					9/22/2003; f/k/a
					Heftel Broad
					casting Corporation

85.	Spanish	11,0000	Common	105000	Univision Radio	8/3/1994	11
	Coast-to-				Inc.
	Coast Ltd.				*f/k/a Hispanic
	(this is a				Broadcasting
	corporation)				Corporation
					(“HBC”); HBC
					merged with
					Univision
					Acquisition Corp
					9/22/2003; f/k/a
					Heftel Broadcasting
					Corporation

86.	T C Television, Inc.	1,000	Common	100	Univision Radio	6/15/2001	2
					Illinois, Inc.
					(f/k/a HBC
					Illinois, Inc.)

87.	Tichenor	1,000	Common	1,000	Univision Radio	6/15/2001	2
	License Corporation				Illinois, Inc.
					(f/k/a HBC
					Illinois, Inc.)

88.	TMS License	1,0000	Common	10O	Univision Radio	6/25/1996	1
	California,				San Francisco,
	Inc.				Inc.

89.	Univision				GP: Univision	Interests not
	Radio Broadcasting				Radio GP, Inc	certificated
	Puerto				(10%)
	Rico, L.P.				LP: Univision
Radio Inc.
(90%)

90.	Univision				GP: Univision	Interests not
	Radio Broadcasting				Radio GP, Inc	certificated
	Texas,			(1%)
L.P.
LP: Univision
Radio Illinois
Inc. (99%)

91.	Univision	1,0000	Common	1,000	Univision Radio	10/14/1998	1
	Radio Corporate				Inc.
	Sales, Inc.				*f/k/a Hispanic
Broadcasting
	• f/k/a HBC				Corporation
	Sales				(“HBC”); HBC
	Integration,				merged with
	Inc.				Univision
	• f/k/a				Acquisition Corp
	Univision				9/22/2003; f/k/a
	Radio				Heftel
	National				Broadcasting
	Sales, Inc.				Corporation

92.	Univision		Units	100	Univision Radio	3/2007	2
	Radio Florida,				Inc.
	LLC				*f/k/a Hispanic
	• f/k/a HBC				Broadcasting Corporation
	Florida,				(“HBC”); HBC
	LLC				merged with
Univision
	Issuance of				Acquisition Corp
	Units not				9/22/2003; f/k/a
	authorized in				Heftel
	“Regulations”				Broadcasting
Corporation
Authorized
STOCK issuance with
Consent of
Sole Manager

93.	Univision	1,0000	Common	1,000	Univision Radio	3/2007	2
	Radio Fresno,				Inc.
Inc.

94.	Univision	1,000	Common	100	Univision Radio	6/15/2001	2
	Radio GP,				Inc.
	Inc.				*f/k/a Hispanic
Broadcasting
	• f/k/a HBC				Corporation
	GP, Inc.				(“HBC”); HBC
	(formerly				merged with
	HBCGP				Univision
	Texas, Inc				Acquisition Corp
	.)				9/22/2003; f/k/a
Hefte1 Broadcasting Corporation

95.	Univision	10,000	Common	1,000	Univision Radio	1/14/2002	2
	Radio Houston				Inc.
	License				*f/k/a Hispanic
	Corporation				Broadcasting
Corporation
	• f/k/a HBC				(“HBC”); HBC
	Houston				merged with
	License				Univision
	Corporation				Acquisition Corp
9/22/2003; f/k/a
Heftel Broadcasting Corporation

96.	Univision	3,000	Common	100	Univision Radio	1/7/2002	4
	Radio Illinois,			2000	Inc.	1/7/2002	5
	Inc.				*f/k/a Hispanic
Broadcasting
	• f/k/a HBC				Corporation
	Illinois,				(“HBC”); HBC
	Inc.				merged with
	• f/k/a HBC				Univision
	Texas,				Acquisition Corp
	Inc.				9/22/2003; f/k/a
Heftel Broadcasting Corporation

97.	Univision	1,000	Common	100	Univision Radio	11/11/2001	2
	Radio Investments, Inc.				Inc.
*f/k/a Hispanic
Broadcasting
	• f/k/a HBC				Corporation
	Investments,				(“HBC”); HBC
	Inc.				merged with
Univision
Acquisition Corp
9/22/2003; f/k/a
Heftel Broadcasting Corporation

98.	Univision Radio Las Vegas, Inc. • f/k/a HBC Las Vegas, Inc.	1,000	Common	100	Univision Radio Inc. *f/k/a Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broadcasting Corporation	1/13/1995	1

99.	Univision Radio License Corporation • f/k/a HBC License Corpora - tion	10,000	Common	1,000	Univision Radio Inc. *f/k/a Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broadcasting Corporation	11/11/2001	2

100.	Univision Radio Los Angeles, Inc. • f/k/a HBC Los Angeles, Inc.	1,000		1,000	Univision Radio Inc. *f/k/a Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broadcasting Corporation	6/15/2001	2

101.	Univision Radio Management Company, Inc. • f/k/a HBC Management Company, Inc.	1,0000	Common	1,000	Univision Radio Inc. *f/k/a Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 912212003; f/k/a Heftel Broadcasting Corporation	6/15/2001	2

102.	Univision	1,0000	Common	1,000	Univision Radio	3/ /2007	2
	Radio New				Inc.
	Mexico, Inc.

103.	Univision Radio New York, Inc. f/k/a HBC New York, Inc.	1,000	Common	100	Univision Radio Inc. *f/k/a Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broadcasting Corporation	11/1/1995	1

104.	Univision Radio Phoenix, Inc. • f/k/a HBC Phoenix, Inc.	10,000	Common	1,000	Univision Radio Inc. *f/k/a Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broadcasting Corporation	11/18/1998	1

105.	Univision	1,0000	Common	1,000	Univision Radio	3/2007	2
	Radio Sacramento, Inc.				Inc.

106.	Univision Radio San Diego, Inc. • f/k/a HBC San Diego, Inc.	10,000	Common	1,000	Univision Radio Inc. *f/k/a Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broadcasting Corporation	4/2911998	1

107.	Univision Radio San Francisco, Inc. f/k/a TMS Assets California, Inc.	1,0000	Common	100	Univision Radio Illinois, Inc. (f/k/a HBC) llinois, Inc.	6/15/2001	2

108.	Univision Radio Tower Company, Inc. • f/k/a HBC Tower Company, Inc.	1,0000	Common	2400	Univision Radio Los Angeles, Inc. (f/k/a HBC Los I Angeles, Inc.)	16/15/2001	2

109.	WADO Radio, Inc.	500,000		10,000	Univision Radio Illinois, Inc. (f/k/a HBC l1linois, Inc.)	6/15/2001	3

110.	WADO-AM License Corp.	1,000	Common	100	Univision Radio Inc. *f/kla Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broadcasting Corporation	12/16/1994	1

111.	WLXX-AM License Corp.	1,000	Common	100	Univision Radio Inc. *f/k/a Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broadcasting Corpora tion	2/14/1997	1

112.	WPAT-AM License Corp.	1,000	Common	100	Univision Radio Inc. *f/k/a Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broadcasting Corporation	11/1/1995	1

113.	WQBA-AM License Corp.	1,000	Common	100	Univision Radio Inc. *f/k/a Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broadcasting Corporation	12/16/1994	1

114.	WQBA-FM License Corp.	1,000	Common	100	Univision Radio Inc. *f/k/a Hispanic Broadcasting Corporation (“HBC”); HBC merged with Univision Acquisition Corp 9/22/2003; f/k/a Heftel Broadcasting Corporation	12/16/1994	1

PLEDGED DEBT SECURITIES

None.

Schedule III to the

Collateral Agreement

U.S. COPYRIGHTS, PATENTS AND TRADEMARKS

U.S. Copyright Registrations

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
Mi Sueño Americano.	Univision Communica- tions Inc.	PAu002962433	2004	Dramatic Work and Music or Choreography

Yo Cocino Mejor que mi Suegra	Univision Communica- tions Inc.	PAu003360 129	2008	Dramatic Work and Music or Choreography

La risa en vacaciones 9.	The Univision Network Limited Partnership	PAu002395302	1999	Motion Picture

Inesperado Amor.	The Univision Network Limited Partnership	PA0001063309	2000	Motion Picture

Papa 2000.	The Univision Network Limited Partnership	PA0001063312	2000	Motion Picture

Revancha de mujer.	The Univision Network Limited Partnership	PA0001063310	1999	Motion Picture

La risa en vacaciones 10.	The Univision Network Limited Partnership	PA000 1063313	2000	Motion Picture

Si Nos Dejan.	The Univision Network Limited Partnership	PAu002491923	1999	Motion Picture

Viejo Zorro.	The Univision Network Limited Partnership	PA0001063311	2000	Motion Picture

“Rosario” : mi gran amor.	The Univision Network Limited Partnership	PAu002590312	2001	Dramatic Work and Music or Choreography

A1erta 1a justicia de rojo.	The Univision Network Limited Partnership	PAu002678250	2000	Motion Picture

Cuando caliente el sol.	The Univision Network Limited Partnership	PAu002678263	2000	Motion Picture

Detras del paraiso.	The Univision Network Limited Partnership	PAu002678247	2000	Motion Picture

Ma1dito Amor.	The Univision Network Limited Partnership	PAu002678251	2000	Motion Picture

Padres Culpab1es.	The Univision Network Limited Partnership	PAu002678249	2001	Motion Picture

Secretarias Privadisimas.	The Univision Network Limited Partnership	PAu002678248	2001	Motion Picture

Todo Contigo.	The Univision Network Limited Partnership	PAu002678253	2000	Motion Picture

Por Partida Doble	The Univision Network Limited Partnership	PA0000975094	1998	Motion Picture

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
Cazador de Cazadores	The Univision Network Limited Partnership	PA0000975093	1998	Motion Picture

Encuentro de Valientes.	The Univision Network Limited Partnership	PA0000975092	1998	Motion Picture

Primer Impacto: Sana con la mente	The Univision Network Limited Partnership	PA00011196l2	1996	Motion Picture

Sabado Gigante show: no. 449 / una produccion Gi- gante de Univision; director, Vicente Riesgo	The Univision Network Limited Partnership	PA0000663076	1994	Motion Picture

El mundia194: game no. 5, Colombia v. Romania	The Univision Network Limited Partnership	PA0000735173	1994	Motion Picture

El mundia194: game no. 6, Belgium v. Morocco	The Univision Network Limited Partnership	PA0000735164	1994	Motion Picture

El mundial 94: game no. 7, Norway v. Mexico	The Univision Network Limited Partnership	PA0000735169	1994	Motion Picture

El mundial 94: game no. 8, Camer00n v. Sweden	The Univision Network Limited Partnership	PA0000735174	1994	Motion Picture

El mundia1 94: game no. 9, Brazil v. Russia	The Univision Network Limited Partnership	PA0000735167	1994	Motion Picture

El mundial: game no. 11, Argentina v. Greece	The Univision Network Limited Partnership	PA0000735243	1994	Motion Picture

Univision telecast of 1994 World Cup Soccer Champi- onship: game 1, Germany v. Bolivia	The Univision Network Limited Partnership	PA0000721956	1994	Motion Picture

Univision telecast of 1994 World Cup Soccer Champi- onship: game 2, Spain v. Korea	The Univision Network Limited Partnership	PA0000721958	1994	Motion Picture I

Univision telecast of 1994 World Cup Soccer Champi- onship: opening ceremonies	The Univision Network Limited Partnership	PA0000721955	1994	Motion Picture

El mundial 94: game no. 10, Holland v. Saudi Arabia	The Univision Network Limited Partnership	PA0000735176	1994	Motion Picture

El mundia194: game no. 12, Germany v. Spain	The Univision Network Limited Partnership	PA0000735165	1994	Motion Picture

El mundial 94: game no. 13, Nigeria v. Bulgaria	The Univision Network Limited Partnership	PA0000735172	1994	Motion Picture

El mundia194: game no. 14, Romania v. Switzerland	The Univision Network Limited Partnership	PA0000735175	1994	Motion Picture

El mundia194: game no. 15, USA v. Colombia	The Univision Network Limited Partnership	PA0000735163	1994	Motion Picture

El mundial 94: game no. 16, Italy v. Norway	The Univision Network Limited Partnership	PA0000735166	1994	Motion Picture

El mundial 94: game no. 17, South Korea v. Bolivia	The Univision Network Limited Partnership	PA0000735178	1994	Motion Picture

III-2

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
El mundial 94: game no. 18, Mexico v. Ireland	The Univision Network Limited Partnership	PA0000735179	1994	Motion Picture

El mundial94: game no. 19, Brazil v. Camer00n	The Univision Network Limited Partnership	PA0000735162	1994	Motion Picture

El mundial 94: game no. 20, Sweden v. Russia	The Univision Network Limited Partnership	PA0000735168	1994	Motion Picture

El mundial 94: game no. 22, Argentina v. Nigeria	The Univision Network Limited Partnership	PA0000735177	1994	Motion Picture

USA vs. Yugoslavia: live.	The Univision Network Limited Partnership	PA0000959876	1998	Motion Picture

Yugoslavia vs. Iran	The Univision Network Limited Partnership	PA00O0959906	1998	Motion Picture

Romania vs. England	The Univision Network Limited Partnership	PA0000959926	1998	Motion Picture

Romania vs. Tunisia: compo.	The Univision Network Limited Partnership	PA0000959881	1998	Motion Picture

Scotland vs. Morocco	The Univision Network Limited Partnership	PA0000959890	1998	Motion Picture

Scotland vs. Norway	The Univision Network Limited Partnership	PA0000959893	1998	Motion Picture

South Africa vs. Denmark	The Univision Network Limited Partnership	PA000095990 1	1998	Motion Picture

South Africa vs. Saudi Ara- bia	The Univision Network Limited Partnership	PA0000959887	1998	Motion Picture

Spain vs. Bulgaria	The Univision Network Limited Partnership	PA0000959885	1998	Motion Picture

Spain vs. Nigeria	The Univision Network Limited Partnership	PA0000959905	1998	Motion Picture

Spain vs. Paraguay	The Univision Network Limited Partnership	PA0000959936	1998	Motion Picture

Tierra de Caporales	The Univision Network Limited Partnership	PA0000975095	1998	Motion Picture

USA vs. Iran	The Univision Network Limited Partnership	PA0000959924	1998	Motion Picture

Netherlands vs. Croatia: 3rd & 4th place	The Univision Network Limited Partnership	PA0000959915	1998	Motion Picture

Netherlands vs. Korea Re- public	The Univision Network Limited Partnership	PA0000959927	1998	Motion Picture

Netherlands vs. Mexico: live.	The Univision Network Limited Partnership	PA0000959878	1998	Motion Picture

Netherlands vs. Yugoslavia	The Univision Network Limited Partnership	PA0000959932	1998	Motion Picture

Nigeria vs. Bulgaria	The Univision Network Limited Partnership	PA0000959935	1998	Motion Picture

Nigeria vs. Denmark	The Univision Network Limited Partnership	PA0000959931	1998	Motion Picture

III-3

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
Nigeria vs. Paraguay	The Univision Network Limited Partnership	PA0000959884	1998	Motion Picture

E1 padre de 1a DEA	The Univision Network Limited Partnership	PA0000975097	1998	Motion Picture

Paraguay vs. Bulgaria	The Univision Network Limited Partnership	PA0000959908	1998	Motion Picture

Romania vs. Colombia	The Univision Network Limited Partnership	PA0000959900	1998	Motion Picture

Italy vs. Chile	The Univision Network Limited Partnership	PA0000959919	1998	Motion Picture

Italy vs. France: quarter final.	The Univision Network Limited Partnership	PA0000959910	1998	Motion Picture

Italy vs. Norway	The Univision Network Limited Partnership	PA0000959929	1998	Motion Picture

Jamaica vs. Croatia	The Univision Network Limited Partnership	PA0000959898	1998	Motion Picture

Japan vs. Croatia	The Univision Network Limited Partnership	PA0000959909	1998	Motion Picture

Japan vs. Jamaica: camp.	The Univision Network Limited Partnership	PA0000959883	1998	Motion Picture

Korea Republic vs. Mexico	The Univision Network Limited Partnership	PA0000959895	1998	Motion Picture

Mexico vs. Germany	The Univision Network Limited Partnership	PA0000959933	1998	Motion Picture

Morocco vs. Norway	The Univision Network Limited Partnership	PA0000959921	1998	Motion Picture

Netherlands vs. Argentina	The Univision Network Limited Partnership	PA0000959912	1998	Motion Picture

Netherlands vs. Belgium	The Univision Network Limited Partnership	PA0000959899	1998	Motion Picture

England vs. Tunisia	The Univision Network Limited Partnership	PA0000959897	1998	Motion Picture

France vs. Denmark	The Univision Network Limited Partnership	PA0000959886	1998	Motion Picture

France vs. Paraguay	The Univision Network Limited Partnership	PA0000959930	1998	Motion Picture

France vs. Saudi Arabia	The Univision Network Limited Partnership	PA0000959892	1998	Motion Picture

France vs. South Africa = Copa mundia1 France 98	The Univision Network Limited Partnership	PA0000975960	1998	Motion Picture

Germany vs. Croatia: quar- ter final	The Univision Network Limited Partnership	PA0000959913	1998	Motion Picture

Germany vs. Iran: camp.	The Univision Network Limited Partnership	PA0000959877	1998	Motion Picture

Germanyvs. USA	The Univision Network Limited Partnership	PA0000959902	1998	Motion Picture

III-4

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
Germany vs. Yugoslavia	The Univision Network	PA0000959923	1998	Motion Picture
	Limited Partnership

Italy vs. Austria	The Univision Network Limited Partnership	PA0000959888	1998	Motion Picture

Italy vs. Cameroon	The Univision Network Limited Partnership	PA0000959904	1998	Motion Picture

Brazil vs. Norway	The Univision Network Limited Partnership	PA0000959891	1998	Motion Picture

Brazil vs. Scotland	The Univision Network Limited Partnership	PA0000959918	1998	Motion Picture

Cameron vs. Austria	The Univision Network Limited Partnership	PA0000959920	1998	Motion Picture

Chile vs. Austria	The Univision Network Limited Partnership	PA0000959896	1998	Motion Picture

Chile vs. Cameroon	The Univision Network Limited Partnership	PA0000959889	1998	Motion Picture

Colombia vs. Tunisia	The Univision Network Limited Partnership	PA0000959925	1998	Motion Picture

Columbia vs. England: live	The Univision Network Limited Partnership	PA0000959880	1998	Motion Picture

Croatia vs. France	The Univision Network Limited Partnership	PA0000977673	1998	Motion Picture

Croatia vs. Romania	The Univision Network Limited Partnership	PA0000959934	1998	Motion Picture

Argentina vs. Croatia: live.	The Univision Network Limited Partnership	PA0000959882	1998	Motion Picture

Argentina vs. England	The Univision Network Limited Partnership	PA0000959911	1998	Motion Picture

Argentina vs. Jamaica	The Univision Network Limited Partnership	PA0000959928	1998	Motion Picture

Argentina vs. Japan	The Univision Network Limited Partnership	PA0000959894	1998	Motion Picture

Belgium vs. Korea Republic : comp	The Univision Network Limited Partnership	PA0000959879	1998	Motion Picture

Belgium vs. Mexico	The Univision Network Limited Partnership	PA0000959917	1998	Motion Picture

Brazil vs. Chile	The Univision Network Limited Partnership	PA0000959922	1998	Motion Picture

Brazil vs. Denmark: quarter final	The Univision Network Limited Partnership	PA0000959907	1998	Motion Picture

Brazil vs. France: final.	The Univision Network Limited Partnership	PA0000959916	1998	Motion Picture

Brazil vs. Holanda: semi final.	The Univision Network Limited Partnership	PA0000959914	1998	Motion Picture

Brazil vs. Morocco.	The Univision Network Limited Partnership	PA0000959903	1998	Motion Picture

III-5

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
23-WLTV, Miami, market information.	Univision Television Group, Inc. (d.b.a. WLTV-Channe123)	TX0003626752	1993	Marketing Literature

NotisDisney 23	Univision Television Group d.b.a. WLTV Channel 23 (Television station, Miami)	TXu000647570	1994	TV Advertisement

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX00004l3332	1979	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000423265 (Dec 79)	1979	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000423267 (Jan 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000423266 (Feb 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX00005l60l3 (Mar 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000516014 (Apr 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000553681 (May 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX00005 53682 (Jun 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000589564 (Ju180)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000562939 (Aug 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX00006l5590 (Sep 80)	1980	Serial Publication

III-6

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000615592 (Oct 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000615591 (Nov 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000615593 (Dec 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000713399 (Jan81)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000676405 (Feb 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000676404 (Mar 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000694278 (Apr 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000694279 (May 81)	1981	Serial Pub1ication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodo1fo C. Quebleen, re-dactor	Galavision, Inc.	TX0000777106 (Jun 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000777105 (Ju181)	1981	Serial Publication

Ga1avision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Ga1avision, Inc.	TX0000777107 (Aug 81)	1981	Serial Publication

III-7

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000777108 (Sep 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000845783 (Oct 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000845782 (Nov 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000845784 (Dec 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX00009l7637 (Jan 82)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX00009l7636 (Feb 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX00009l7635 (Mar 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX000094 1832 (Apr 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000941830 (May 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000941831 (Jun 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX000106l027 (Ju182)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX000 1061 028 (Aug 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0001061029 (Sep 82)	1982	Serial Publication

III-8

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX000l06l030 (Oct 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; I Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX000I061031 (Nov 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX000I061032 (Dec 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0001145664 (Jan 83)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX000l145665 (Feb 83)	1983	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX000l145666 (Mar 83)	1983	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX000l145667 (Apr 83)	1983	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX000l145668 (May 83)	1983	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX000l145669 (Jun 83)	1983	Serial Publication

A LA PRIMA SE LE ARRIMA	The Univision Network Limited Partnership	PA 841670	1996	Motion Picture

A SANGRE FRIA	The Univision Network Limited Partnership	PA 848794	1997	Motion Picture

AJUSTEPOR VENGANZA (HOMBRE DE MEDELLIN III)	The Univision Network Limited Partnership	PA 870 070	1997	Motion Picture

AL FILO DE LA LEY	The Univision Network Limited Partnership	PA 441987	1985	Motion Picture

III-9

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
AL FILO DE LA VENTANA	The Univision Network Limited Partnership	PA 864 571	1997	Motion Picture

AL MARGEN DE LA LEY	The Univision Network Limited Partnership	PA 523 453	1991	Motion Picture

ALARIDO DEL TERROR	The Univision Network Limited Partnership	PA 602 580	1991	Motion Picture

ALBURES RANCHEROS	The Univision Network Limited Partnership	PA 859 132	1996	Motion Picture

ALTA TRAICION	The Univision Network	PA 602 584	1991	Motion Picture
	Limited Partnership

AMANECER SANGRIENTO/NOCHE SANGRIENTA	The Univision Network Limited Partnership	PA 605 589	1992	Motion Picture

AMBICION MORTAL	The Univision Network Limited Partnership	PA 797 227	1995	Motion Picture

AMIGOS HASTA LA MUERTE	The Univision Network Limited Partnership	PA 771 970	1995	Motion Picture

AMNESIA MORTAL/AMNESIA BRUTAL	The Univision Network Limited Partnership	PA 596 340	1991	Motion Picture

ANTOJITOS	The Univision Network	PA 605 588	1992	Motion Picture
MEXICANOS	Limited Partnership

APOCALIPSIS	The Univision Network	PA 802 131	1996	Motion Picture
GUERREROS DE LA	Limited Partnership
MUERTE

AR-15 COMANDO	The Univision Network	PA 442 128	1989	Motion Picture
IMPLACABLE	Limited Partnership

AR-15 COMANDO	The Univision Network	PA 848 792	1997	Motion Picture
IMPLACABLE: NO. 2	Limited Partnership

ARMAS, ROBO Y	The Univision Network	PA 523 467	1991	Motion Picture
MUERTE	Limited Partnership

ARRIBA EL TELON	The Univision Network	PA 733 154	1989	Motion Picture
	Limited Partnership

ASALTO EN TIJUANA	The Univision Network	PA441 989	1983	Motion Picture
	Limited Partnership

ASEDIO CRIMINAL	The Univision Network	PA 818 449	1996	Motion Picture
	Limited Partnership

ASESINATO A SANGRE	The Univision Network	PA 602 582	1991	Motion Picture
FRIA	Limited Partnership

ASESINO MISTERIOSO	The Univision Network	PA 865 676	1997	Motion Picture
	Limited Partnership

ASESINOS DE LA	The Univision Network	PA 790 397	1993	Motion Picture
FRONTERA	Limited Partnership

ASUNTOS INTERNOS	The Univision Network	PA 817 617	1996	Motion Picture
	Limited Partnership

III-10

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
ATACAEL	The Univision Network	PA 817 626	1996	Motion Picture
CHUPACABRAS	Limited Partnership

ATRAPADOS EN LA	The Univision Network	PA 691 643	1993	Motion Picture
VENGANZA	Limited Partnership

BAJO EL CIELO DE	The Univision Network	PA 874 789	1958	Motion Picture
MEXICO	Limited Partnership

BAJO LA MIRADA DE	The Univision Network	PA 851 522	1996	Motion Picture
DIOS	Limited Partnership

BALNEARIO NACIONAL	The Univision Network	PA 802 310	1995	Motion Picture
	Limited Partnership

BOSQUE DE MUERTE	The Univision Network	PA 790 396	1993	Motion Picture
	Limited Partnership

BUFALO	The Univision Network	PA 817 623	1995	Motion Picture
	Limited Partnership

BULLDOG	The Univision Network	PA 658 838	1993	Motion Picture
	Limited Partnership

CABALGANDO CON	The Univision Network	PA441 136	1986	Motion Picture
MUERTE	Limited Partnership

CABALLERANGO	The Univision Network	PA 888 994	1998	Motion Picture
	Limited Partnership

CABARET DE	The Univision Network	PA 594 359	1992	Motion Picture
FRONTERA	Limited Partnership

CACERIA DE NARCOS	The Univision Network	PA 511 502	1990	Motion Picture
	Limited Partnership

CAMINERO	The Univision Network	PA 865 680	1997	Motion Picture
	Limited Partnership

CAMINO AL INFIERNO	The Univision Network	PA 733 196	1987	Motion Picture
	Limited Partnership

CAPO REY (EL CAPO)	The Univision Network	PA 807 810	1996	Motion Picture
	Limited Partnership

CARAS PINTADASINO	The Univision Network	PA 594 292	1991	Motion Picture
JALES QUE	Limited Partnership
DESCOBIJAN

CARGANDO CON EL	The Univision Network	PA 771 932	1995	Motion Picture
TIEZO	Limited Partnership

CARTEL MORTAL	The Univision Network	PA 733 134	1993	Motion Picture
	Limited Partnership

CARO CON QUINA EL	The Univision Network	PA 658 885	1992	Motion Picture
CHILANGO	Limited Partnership

CASA DE MUNECAS	The Univision Network	PA 847 558	1989	Motion Picture
PARAADULTOS	Limited Partnership

CHANO	The Univision Network	PA 820 821	1996	Motion Picture
	Limited Partnership

III-11

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
CHISMES DE FICHERAS	The Univision Network	PA 658 893	1992	Motion Picture
	Limited Partnership

CODIGOAZUL	The Univision Network	PA 818 453	1996	Motion Picture
	Limited Partnership

COMANDO	The Univision Network	PA 733 156	1993	Motion Picture
	Limited Partnership

COMANDODE	The Univision Network	PA 511 503	1990	Motion Picture
FEDERALES	Limited Partnership

COMANDODE	The Univision Network	PA 658 837	1993	Motion Picture
FEDERALES : no. 2	Limited Partnership

COMANDO DE LA	The Univision Network	PA 542 804	1990	Motion Picture
MUERTE	Limited Partnership

COMANDO	The Univision Network	PA 658 887	1993	Motion Picture
TERRORISTA	Limited Partnership

COMPADRES A LA	The Univision Network	PA 511 504	1989	Motion Picture
MEXICANA	Limited Partnership

COMPLOT (FEDERALES	The Univision Network	PA 771 795	1995	Motion Picture
DECAMINOS)	Limited Partnership

CON ELNINO	The Univision Network	PA 418 809	1989	Motion Picture
ATRAVESADO	Limited Partnership

CONDENA PARA UN	The Univision Network	PA 771 694	1995	Motion Picture
INOCENTE (DIAS DE MUERTE)	Limited Partnership

CONDUCTAS	The Univision Network	PA 859 140	1996	Motion Picture
OBSESIVAS	Limited Partnership

CONFESIONES DE UN	The Univision Network	PA 874 347	1997	Motion Picture
ASESINO EN SERlE	Limited Partnership

CONTRABANDO	The Univision Network	PA 658 840	1993	Motion Picture
MORTALIPORTAFOLIO NEGRO	Limited Partnership

CONTRATIEMPO	The Univision Network	PA 822 798	1996	Motion Picture
MORTAL	Limited Partnership

CORAZON DE TEQUILA	The Univision Network	PA 895 512	1998	Motion Picture
	Limited Partnership

CRIMEN EN PRESIDIO	The Univision Network	PA 841 538	1990	Motion Picture
	Limited Partnership

CRIMEN POR MUERTE	The Univision Network	PA 851 512	1996	Motion Picture
(LA MILPA DE ORO)	Limited Partnership

CRONICA DE UNA	The Univision Network	PA 817 621	1995	Motion Picture
INJUSTICIA	Limited Partnership

III-12

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
CRUZANDO EL RIO	The Univision Network	PA 865 689	1997	Motion Picture
BRAVO (FRONTERA	Limited Partnership
SANGRIENTA)

CUANDO EL DIABLO	The Univision Network	PA 542 805	1990	Motion Picture
ESTA CALIENTE	Limited Partnership

DANIK (EL VIAJERO	The Univision Network	PA 802 308	1996	Motion Picture
DEL TIEMPO)	Limited Partnership

DEL LADO DE LA LEY /	The Univision Network	PA 658 839	1993	Motion Picture
FRONTERA SAGRIENTA	Limited Partnership

DEMOLEDOR	The Univision Network	PA 758 654	1995	Motion Picture
	Limited Partnership

DESAFIANDO A LA	The Univision Network	PA 602 583	1990	Motion Picture
MUERTE	Limited Partnership

DESEO CRIMINAL	The Univision Network	PA 733 128	1993	Motion Picture
	Limited Partnership

DIAS DE MUERTE	The Univision Network	PA 804 088	1996	Motion Picture
	Limited Partnership

DIEGO, CALIFORNIA	The Univision Network	PA 771 966	1995	Motion Picture
	Limited Partnership

DOBLE MUERTE	The Univision Network	PA 862 892	1997	Motion Picture
	Limited Partnership

DOS PISTOLEROS	The Univision Network	PA 866 704	1989	Motion Picture
VIOLENTAS	Limited Partnership

DUELO DE RUFIANES	The Univision Network	PA 553 710	1990	Motion Picture
	Limited Partnership

DUELO DE SERPIENTES	The Univision Network	PA 771 926	1995	Motion Picture
	Limited Partnership

ELBASURERO	The Univision Network	PA 804 059	1996	Motion Picture
	Limited Partnership

EL 30-30	The Univision Network	PA 542 842	1990	Motion Picture
	Limited Partnership

EL AMARRADOR n	The Univision Network	PA 605 587	1991	Motion Picture
	Limited Partnership

EL AMARRADOR III	The Univision Network	PA 807 847	1995	Motion Picture
	Limited Partnership

EL AS DE COPAS	The Univision Network	PA 691 642	1993	Motion Picture
	Limited Partnership

EL ASESINO DEL	The Univision Network	PA 542 814	1990	Motion Picture
METRO	Limited Partnership

EL ASESINO DEL	The Univision Network	PA 802 231	1996	Motion Picture
TEATRO	Limited Partnership

ELBATOLOCO	The Univision Network	PA 867 213	1997	Motion Picture
	Limited Partnership

III-13

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
EL BRAZO MORTAL	The Univision Network	PA 820 820	1996	Motion Picture
	Limited Partnership

EL CANDIDOTE Y	The Univision Network	PA 691 636	1994	Motion Picture
COSAS DE LA PATADA	Limited Partnership

EL CAPORAL (RUEDAS	The Univision Network	PA 848 797	1997	Motion Picture
DE GLORIA)	Limited Partnership

CARTEL CINCO	The Univision Network	PA 817 622	1995	Motion Picture
	Limited Partnership

ELCARTELDE	The Univision Network	PA 802 130	1996	Motion Picture
MICHOACAN	Limited Partnership

ELCASTRADO	The Univision Network	PA 771 977	1995	Motion Picture
	Limited Partnership

EL CORRIDO DE LOS	The Univision Network	PA 594 289	1991	Motion Picture
PEREZ	Limited Partnership

EL CUERNO, EL ANCHO	The Univision Network	PA 822 800	1996	Motion Picture
YELSANCHO	Limited Partnership

EL CURA MEL CACHO	The Univision Network	PA 733 159	1994	Motion Picture
	Limited Partnership

EL DIA DE LAS LOCAS	The Univision Network	PA 542 841	1990	Motion Picture
	Limited Partnership

EL EMPERADOR DE LA	The Univision Network	PA 847 559	1993	Motion Picture
MUERTE/IMPERIO	Limited Partnership
I SANGRIENTO

ELEXTRANO	The Univision Network	PA 771 931	1995	Motion Picture
VISITANTE	Limited Partnership

EL FIN DEL TAHUR	The Univision Network	PA 859 177	1985	Motion Picture
	Limited Partnership

EL FISCAL DEL HIERRO	The Univision Network	PA 441 991	1988	Motion Picture
	Limited Partnership

EL FISCAL DE HIERRO	The Univision Network	PA 826 236	1989	Motion Picture
II-LA VENGANZA DE	Limited Partnership
RAMONA

EL FISGON DEL HOTEL	The Univision Network	PA 658 895	1993	Motion Picture
	Limited Partnership

ELGANDALLA	The Univision Network	PA 605 593	1990	Motion Picture
HERCULANO	Limited Partnership

EL GATO CON GATAS II	The Univision Network	PA 790 476	1994	Motion Picture
	Limited Partnership

EL GOLOSO DE RORRAS	The Univision Network	PA 851 519	1997	Motion Picture
	Limited Partnership

EL GORRA PRIETA (LAS	The Univision Network	PA 807 843	1993	Motion Picture
12 TUMBAS 3)	Limited Partnership

III-14

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
EL IMPERIO DE LOS	The Univision Network	PA 594 358	1991	Motion Picture
MALDITOS	Limited Partnership

EL INDOCUMENTADO	The Univision Network	PA 807 817	1996	Motion Picture
(PUNOS DE ACERO)	Limited Partnership

ELINFERNAL	The Univision Network	PA 605 590	1992	Motion Picture
	Limited Partnership

EL LIDER DE LAS	The Univision Network	PA 859 137	1996	Motion Picture
MASAS	Limited Partnership

EL LIMPIA VIDRIOS	The Univision Network	PA 771 979	1995	Motion Picture
	Limited Partnership

EL MEDIA CUCHARA	The Univision Network	PA 758 660	1993	Motion Picture
	Limited Partnership

ELMUDO	The Univision Network	PA 758 653	1994	Motion Picture
	Limited Partnership

EL OFlCIO	The Univision Network	PA 771 971	1995	Motion Picture
	Limited Partnership

EL OJO DEL HURACAN	The Univision Network	PA 863 209	1997	Motion Picture
	Limited Partnership

EL POZO DEL DIABLO	The Univision Network	PA 826 239	1990	Motion Picture
	Limited Partnership

EL PROVINCIANO (EL	The Univision Network	PA 888 986	1997	Motion Picture
GALLO DE SAN JUAN)	Limited Partnership

EL RETEN DE LA	The Univision Network	PA 594 361	1992	Motion Picture
MUERTE	Limited Partnership

EL ROPAVIEJERO	The Univision Network	PA 733 271	1994	Motion Picture
	Limited Partnership

EL SECUESTRO DEL	The Univision Network	PA 802 346	1995	Motion Picture
SIMBOLO SEXUALIEL	Limited Partnership
RITMODEL

EL SEXO NO CAUSA	The Univision Network	PA 847 556	1992	Motion Picture
IMPUESTOS	Limited Partnership

EL SILLA DE RUEDAS	The Univision Network	PA 758 646	1994	Motion Picture
IV (DUELO FINAL)	Limited Partnership

EL ULTIMO CAZADOR	The Univision Network	PA 859 139	1996	Motion Picture
	Limited Partnership

EL ULTIMO GUERRERO	The Univision Network	PA 874 348	1997	Motion Picture
	Limited Partnership

EL ULTIMO PISTOLERO	The Univision Network	PA 772 120	1995	Motion Picture
	Limited Partnership

EL VALLE DE LOS	The Univision Network	PA 874 365	1997	Motion Picture
ZOPILOTES	Limited Partnership

EL YAQUI INDOMABLE	The Univision Network	PA 804 062	1995	Motion Picture
	Limited Partnership

III-15

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
ENCUENTRO DE	The Univision Network	PA 975 092	1998	Motion Picture
VALIENTES	Limited Partnership

EN ESPERA DE LA	The Univision Network	PA 733 133	1993	Motion Picture
MUERTE	Limited Partnership

ERROR MORTAL	The Univision Network	PA 542 803	1990	Motion Picture
	Limited Partnership

ESCAPE NOCTURNO	The Univision Network	PA 523 457	1991	Motion Picture
(LA NOCHE DEL	Limited Partnership
FUGITIVO)

ESCAPESANGRIENTO	The Univision Network	PA 568 626	1986	Motion Picture
	Limited Partnership

ESCLAVAS DEL	The Univision Network	PA 771 925	1995	Motion Picture
SADISMO	Limited Partnership

ESCUADRON DE LA	The Univision Network	PA 442 129	1984	Motion Picture
MUERTE	Limited Partnership

ESTA MALDITA DROGA	The Univision Network	PA 605 552	1992	Motion Picture
	Limited Partnership

ESTA NOCHE ENTIERRO	The Univision Network	PA 771 972	1995	Motion Picture
A PANCHO	Limited Partnership

ESTA VIEJA ES UNA	The Univision Network	PA 605 554	1992	Motion Picture
FIERA	Limited Partnership

FIN DE SEMANA EN	The Univision Network	PA 456 650	1987	Motion Picture
GARIBALDI	Limited Partnership

FRENTE A LA MUERTE	The Univision Network	PA 742 604	1992	Motion Picture
(JUSTICIA EN EL	Limited Partnership
DESIERTO)

FUERA DE LA LEY (OJO	The Univision Network	PA 523 451	1991	Motion Picture
POROJO)	Limited Partnership

FUERZA MALDITA	The Univision Network	PA 771 934	1995	Motion Picture
	Limited Partnership

FUGITIVO	The Univision Network	PA 691 641	1994	Motion Picture
	Limited Partnership

FUGITIVO DE SONORA	The Univision Network	PA 513 572	1990	Motion Picture
	Limited Partnership

FURIA DE BARRIO	The Univision Network	PA 807 842	1993	Motion Picture
	Limited Partnership

GATEANDO EN LAS	The Univision Network	PA 797 226	1995	Motion Picture
LOMAS	Limited Partnership

GATILLERO	The Univision Network	PA 817 625	1996	Motion Picture
	Limited Partnership

GATILLERO DE LA	The Univision Network	PA 895 516	1998	Motion Picture
MAFIA	Limited Partnership

III-16

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
GLADIADORES DEL	The Univision Network	PA 771 927	1995	Motion Picture
INFIERNO	Limited Partnership

GOLPE A LA LEY (EL	The Univision Network	PA 804 060	1996	Motion Picture
HOMBRE DE	Limited Partnership
MEDELLIN)

GOYA, GOYA, SALINAS,	The Univision Network	PA 841 667	1996	Motion Picture
ALMOLOYA	Limited Partnership

GUARURA	The Univision Network	PA 771 933	1995	Motion Picture
	Limited Partnership

HALCON ASESINO	The Univision Network	PA 797 223	1995	Motion Picture
PROFESIONAL	Limited Partnership

HASTA QUE EL SOL SE	The Univision Network	PA 807 844	1995	Motion Picture
OCULTE/SECUESTRO	Limited Partnership
EN CENTRO

HERENCIA FATAL	The Univision Network	PA 848 793	1997	Motion Picture
	Limited Partnership

HOMBRES DE ACERO	The Univision Network	PA 658886	1993	Motion Picture
	Limited Partnership

INSTINTOS DE	The Univision Network	PA 602 605	1991	Motion Picture
SUPERVIVENCIA	Limited Partnership

INTRIGA MORTAL	The Univision Network	PA 602 604	1991	Motion Picture
	Limited Partnership

JOVENES CRIMINALES	The Univision Network	PA 888 987	1997	Motion Picture
	Limited Partnership

JUAN CAMANEY DE LA	The Univision Network	PA 658 896	1993	Motion Picture
MAFIA	Limited Partnership

JUANNADIE	The Univision Network	PA 456 649	1989	Motion Picture
	Limited Partnership

JUAN POLAINAS EL	The Univision Network	PA 448 861	1988	Motion Picture
REY DEL SALON	Limited Partnership

JUSTICIA EN EL	The Univision Network	PA 658 889	1993	Motion Picture
CAMPOIEL NIETO DE	Limited Partnership
ZAPATA

LABRECHA	The Univision Network	PA 841 669	1996	Motion Picture
	Limited Partnership

LA CAMIONETA GRIS	The Univision Network	PA 456 652	1989	Motion Picture
	Limited Partnership

LA CANTINA	The Univision Network	PA 758 652	1993	Motion Picture
	Limited Partnership

LA CASA DE LOS	The Univision Network	PA 875 804	1997	Motion Picture
PERROS	Limited Partnership

LA DIOSA DEL PUERTO	The Univision Network	PA 733 136	1989	Motion Picture
	Limited Partnership

III-17

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
LA ESCOLTA	The Univision Network	PA 848 798	1997	Motion Picture
	Limited Partnership

LA FUGA DEL ROJO	The Univision Network	PA 859 178	1988	Motion Picture
	Limited Partnership

LA FURIA DE UN	The Univision Network	PA 758 649	1993	Motion Picture
GALLERO / YO SOY EL	Limited Partnership
AMARRADOR

LA INFLACCION DEL	The Univision Network	PA 851 517	1996	Motion Picture
SEXO	Limited Partnership

LA ISLA DE LA MUERTE	The Univision Network	PA 881 435	1996	Motion Picture
	Limited Partnership

LA JAULA DE ORO	The Univision Network	PA 568 634	1987	Motion Picture
	Limited Partnership

LA JUEZ LOBO (EL	The Univision Network	PA 804 058	1995	Motion Picture
SABOR DE MI RAZA)	Limited Partnership

LA LEY DE LAS	The Univision Network	PA 771 930	1993	Motion Picture
MUJERES	Limited Partnership

LA LEY DEL CHOLO	The Univision Network	PA 771 969	1995	Motion Picture
	Limited Partnership

LA LEYENDA DEL	The Univision Network	PA 602 617	1990	Motion Picture
ESCORPION	Limited Partnership

LA LEYENDA DEL	The Univision Network	PA 691 645	1994	Motion Picture
LENADOR	Limited Partnership

LA MUERTE DE UN	The Univision Network	PA 733 195	1993	Motion Picture
CARDENAL	Limited Partnership

LA MUERTEDEL	The Univision Network	PA 605 592	1992	Motion Picture
CRIMINAL	Limited Partnership

LA OLIMPIADA DEL	The Univision Network	PA 733 272	1994	Motion Picture
BARRIO	Limited Partnership

LA OTRA PARTE DE TI	The Univision Network	PA 523 455	1991	Motion Picture
OR ESCORIA	Limited Partnership

LA PERRA	The Univision Network	PA 848 790	1997	Motion Picture
	Limited Partnership

LA PERVERSION	The Univision Network	PA 733 130	1993	Motion Picture
	Limited Partnership

LA PIEL DE LA MUERTE	The Univision Network	PA 658 891	1991	Motion Picture
	Limited Partnership

LA PISTOLA	The Univision Network	PA 807 845	1996	Motion Picture
HUMEANTE	Limited Partnership

LA PRINCESA Y EL	The Univision Network	PA 895 515	1998	Motion Picture
LUCERO	Limited Pannership

III-18

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
LA PUERTA NEGRA	The Univision Network	PA 441 992	1988	Motion Picture
	Limited Partnership

LAREVANCHA	The Univision Network	PA 442 131	1995	Motion Picture
	Limited Partnership

LA SOMBRA DE LA	The Univision Network	PA 818 450	1996	Motion Picture
MUERTE	Limited Partnership

LA SOMBRA DEL	The Univision Network	PA 542 811	1990	Motion Picture
NEGRO	Limited Partnership

LA SUCURSAL DEL	The Univision Network	PA 817 618	1992	Motion Picture
INFIERNO	Limited Partnership

LA VENGANZA	The Univision Network	PA 605 583	1992	Motion Picture
	Limited Partnership

LA VENGANZA DE LA	The Univision Network	PA 758 648	1995	Motion Picture
VIBORA	Limited Partnership

LA VENGANZA DEL	The Univision Network	PA 733 193	1994	Motion Picture
FUGITIVO	Limited Partnership

LAS CALENTURAS DE	The Univision Network	PA 851 524	1996	Motion Picture
JUAN CAMANEY III	Limited Partnership

LAS CALENTURAS DE	The Univision Network	PA 448 854	1998	Motion Picture
JUAN CAMANEY	Limited Partnership

LAS CALENTURAS DE	The Univision Network	PA 511 501	1990	Motion Picture
JUAN CAMANEY II	Limited Partnership

LAS NENAS DEL	The Univision Network	PA 771 976	1995	Motion Picture
QUINTO PATIO	Limited Partnership

LAS NUEVE CARAS DEL	The Univision Network	PA 771 928	1995	Motion Picture
MIEDO	Limited Partnership

LAS PASIONES DEL	The Univision Network	PA 848 795	1997	Motion Picture
PODER	Limited Partnership

LEONES SIN JAULA	The Univision Network	PA 542 810	1990	Motion Picture
	Limited Partnership

LIMOSNERO Y CON	The Univision Network	PA 802 348	1995	Motion Picture
GARROTE	Limited Partnership

LLAMADAS OBSCENAS	The Univision Network	PA 859 138	1996	Motion Picture
	Limited Partnership

EL LLAMADO DE	The Univision Network	PA 802 213	1996	I Motion Picture
SANGRE	Limited Partnership

LOBO	The Univision Network	PA 822 799	1996	Motion Picture
	Limited Partnership

LOCA ACADEMIA DEL	The Univision Network	PA 817 619	1996	Motion Picture
MODELOS	Limited Partnership

III-19

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
LOS AN-OS DE GRETA	The Univision Network	PA 605 553	1992	Motion Picture
	Limited Partnership

LOS APUROS DE UN	The Univision Network	PA 841 536	1989	Motion Picture
MAFIOSO	Limited Partnership

LOS CUATRO DE	The Univision Network	PA 867 214	1997	Motion Picture
MICHOACAN	Limited Partnership

LOS ENCANTOS DE MI	The Univision Network	PA 848 789	1997	Motion Picture
COMPADRE	Limited Partnership

I LOS INFERNALES	The Univision Network	PA 523 454	1991	Motion Picture
	Limited Partnership

LOS LAVADEROS	The Univision Network	PA 788 589	1996	Motion Picture
	Limited Partnership

LOSMATONES	The Univision Network	PA 876 579	1997	Motion Picture
	Limited Partnership

LOSTALACHEROS	The Univision Network	PA 691 639	1994	Motion Picture
	Limited Partnership

LOS TRES CRIMINALES	The Univision Network	PA 862 891	1997	Motion Picture
	Limited Partnership

LOS TRES GALLOS	The Univision Network	PA 733 194	1989	Motion Picture
	Limited Partnership

LUNA DE SANGRE	The Univision Network	PA 828 354	1988	Motion Picture
	Limited Partnership

MAFIA CON CARA DE	The Univision Network	PA 594 299	1991	Motion Picture
MUJER	Limited Partnership

MATEN AL MEXICANO	The Univision Network	PA 758 651	1993	Motion Picture
	Limited Partnership

ME LLAMAN MADRINA	The Univision Network	PA 841 676	1997	Motion Picture
	Limited Partnership

I MELLAMAN	The Univision Network	PA 456 651	1989	Motion Picture
VIOLENCIA	Limited Partnership

MEMORIAS DE UN	The Univision Network	PA 568 630	1989	Motion Picture
MOJADO / SHOW DE	Limited Partnership
QUlQUE CUENCA

MERCADO SOBRE	The Univision Network	PA 772 125	1995	Motion Picture
RUEDAS	Limited Partnership

MESTIZO	The Univision Network	PA 758 650	1995	Motion Picture
	Limited Partnership

METICHE Y ENCAJOSO	The Univision Network	PA 441 994	1988	Motion Picture
	Limited Partnership

METICHE Y ENCAJOSO II	The Univision Network	PA 847 557	1996	Motion Picture
	Limited Partnership

III-20

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
MI NOVIA YA NO ES	The Univision Network	PA 691 637	1993	Motion Picture
VIRGINIA / UD DECIDE	Limited Partnership
SI SE EMBARAZA

MIENTRAS LA CIUDAD	The Univision Network	PA 790 394	1996	Motion Picture
DUERME	Limited Partnership

MODELOSALA	The Univision Network	PA 802 132	1996	Motion Picture
FRANCESA	Limited Partnership

MORIR MATANDO	The Univision Network	PA 818 451	1996	Motion Picture
	Limited Partnership

MUERTE EN ALTA MAR	The Univision Network	PA 758 667	1994	Motion Picture
(AZUL QUE MATA)	Limited Partnership

MUERTE EN TIJUANA	The Univision Network	PA 602 587	1991	Motion Picture
	Limited Partnership

MUJER DE LA CALLE	The Univision Network	PA 658 894	1992	Motion Picture
	Limited Partnership

NACHAS VEMOS,	The Univision Network	PA 602 586	1993	Motion Picture
VECINAS NO SABEMOS	Limited Partnership
/ VIOLACION EN

NADIE ESTA POR	The Univision Network	PA 802 250	1995	Motion Picture
ENCIMA DE LA LEY	Limited Partnership

NARCOVICTIMAS	The Univision Network	PA 602 589	1991	Motion Picture
	Limited Partnership

NEGOCIOS PELIGROSOS	The Univision Network	PA 888 992	1998	Motion Picture
	Limited Partnership

NI PARIENTES SOMOS	The Univision Network	PA 502 220	1990	Motion Picture
	Limited Partnership

NO ME LA DES	The Univision Network	PA 807 848	1987	Motion Picture
LLORANDO	Limited Partnership

NOCHE DE PANICO	The Univision Network	PA 529 174	1990	Motion Picture
	Limited Partnership

NOCHEDE	The Univision Network	PA 605 591	1992	Motion Picture
RECAMARERAS	Limited Partnership

NOSOTRASLAS	The Univision Network	PA 605 580	1992	Motion Picture
RATERAS	Limited Partnership

ODIO EN LA SANGRE	The Univision Network	PA 826 237	1990	Motion Picture
	Limited Partnership

ODIO, AMOR Y MUERTE	The Univision Network	PA 605 585	1992	Motion Picture
	Limited Partnership

OPERACION TIJUANA	The Univision Network	PA 523 470	1991	Motion Picture
	Limited Partnership

OPERATIVO	The Univision Network	PA 865 677	1997	Motion Picture
CAMALEON	Limited Partnership

III-21

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
ORGIA SANGRIENTA	The Univision Network	PA 602 600	1991	Motion Picture
	Limited Partnership

PACTO DE HOMBRES	The Univision Network	PA 554 023	1990	Motion Picture
	Limited Partnership

PAL MASAJE NO SOY	The Univision Network	PA 802 309	1994	Motion Picture
TAN GUAJE	Limited Partnership

PANICO / NOCHE	The Univision Network	PA 523 465	1991	Motion Picture
SANGRIENTA	Limited Partnership

PEDRO CALIENTE	The Univision Network	PA 771 973	1995	Motion Picture
	Limited Partnership

PERSECUCION MORTAL	The Univision Network	PA 605 579	1992	Motion Picture
	Limited Partnership

PICOSO PERO SABROSO	The Univision Network	PA 790 478	1990	Motion Picture
	Limited Partnership

PISTOLERO Y	The Univision Network	PA 841 675	1997	Motion Picture
ENAMORADO	Limited Partnership

PLACER Y MUERTE	The Univision Network	PA 804 057	1996	Motion Picture
	Limited Partnership

POLITICO POR ERROR	The Univision Network	PA 607 259	1991	Motion Picture
	Limited Partnership

POLVODELUZ	The Univision Network	PA 764 207	1988	Motion Picture
	Limited Partnership

PRISIONERAS DEL	The Univision Network	PA 771 929	1995	Motion Picture
DESEO	Limited Partnership

PRISIONEROS DE LA	The Univision Network	PA 771 974	1995	Motion Picture
AMBICION	Limited Partnership

PUERTO PELIGRO	The Univision Network	PA 817 627	1996	Motion Picture
	Limited Partnership

RAMONA PINEDA (EL	The Univision Network	PA 594 295	1991	Motion Picture
FISCAL DE HIERRO III)	Limited Partnership

RANCHERO, LOCO Y	The Univision Network	PA 848 791	1997	Motion Picture
TORERO	Limited Partnership

RANGER 2—EL NARCO	The Univision Network	PA 850 699	1997	Motion Picture
TUNEL	Limited Partnership

RANGER 3	The Univision Network	PA 802 363	1995	Motion Picture
	Limited Partnership

RANGER MUERTE EN	The Univision Network	PA 605 551	1992	Motion Picture
TEXAS/FRONTERA PEL.	Limited Partnership

RAPTO (TRAFICO	The Univision Network	PA 859 133	1996	Motion Picture
VITAL)	Limited Partnership

RAPTO	The Univision Network	PA 790 474	1992	Motion Picture
SALVAlE/CRIMEN SIN	Limited Partnership
LIMITE

III-22

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
RAPTO SEXUAL 1997	The Univision Network	PA 816 183	1997	Motion Picture
	Limited Partnership

RENCILLA MORTAL	The Univision Network	PA 870 069	1993	Motion Picture
	Limited Partnership

RESCASTE INFERNAL	The Univision Network	PA 758 659	1994	Motion Picture
	Limited Partnership

RETO A LA MUERTE	The Univision Network	PA 772 121	1994	Motion Picture
	Limited Partnership

REVANCHA	The Univision Network	PA 605 582	1992	Motion Picture
IMPLACABLEIMISION	Limited Partnership
VENGANZA

ROJOTOTAL	The Univision Network	PA 802 227	1996	Motion Picture
	Limited Partnership

RULETA MORTAL	The Univision Network	PA 456 648	1989	Motion Picture
	Limited Partnership

SALARIO DE LA	The Univision Network	PA 758 658	1994	Motion Picture
MUERTE	Limited Partnership

SE LE MURIO EN LA	The Univision Network	PA 807 719	1996	Motion Picture
CAMA	Limited Partnership

SECTA SATANICA O EL	The Univision Network	PA 529 175	1990	Motion Picture
ENVIADO DEL SENOR	Limited Partnership

SECUESTRADORES	The Univision Network	PA 865 678	1997	Motion Picture
	Limited Partnership

SECUESTRO	The Univision Network	PA 797 224	1995	Motion Picture
	Limited Partnership

SECUESTRO DE	The Univision Network	PA 851 511	1996	Motion Picture
MUERTE (LA SANGRE	Limited Partnership
ALRO)

SEDUCCION JUDICIAL	The Univision Network	PA 733 192	1994	Motion Picture
	Limited Partnership

SENDERO	The Univision Network	PA 594 291	1992	Motion Picture
EQUIVOCADO	Limited Partnership

SIDA YADIO	The Univision Network	PA 691 640	1994	Motion Picture
	Limited Partnership

SIN ESCRUPULOS	The Univision Network	PA 870 078	1997	Motion Picture
	Limited Partnership

SIN HONOR Y SIN LEY	The Univision Network	PA 888 993	1998	Motion Picture
	Limited Partnership

SIN LIMITE	The Univision Network	PA 771 978	1994	Motion Picture
	Limited Partnership

SINALOA, TIERRA DE	The Univision Network	PA 817 624	1996	Motion Picture
HOMBRES	Limited Partnership

III-23

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
SOBRE DOSIS DE	The Univision Network	PA 771 924	1995	Motion Picture
VIOLENCIA	Limited Partnership

SOLO PARA AUDACES	The Univision Network	PA 758 645	1992	Motion Picture
	Limited Partnership

SU HERENCIA ERA	The Univision Network	PA 605 586	1992	Motion Picture
MATAR	Limited Partnership

SUEGRAS, SUEGRAS,	The Univision Network	PA 802 212	1996	Motion Picture
SUEGRAS	Limited Partnership

TAN MALO EL GIRO	The Univision Network	PA 865 679	1997	Motion Picture
COMO EL COLORADO	Limited Partnership

TAQUITO DE OJO	The Univision Network	PA 430 053	1988	Motion Picture
	Limited Partnership

TAROT SANGRIENTO	The Univision Network	PA 542 818	1990	Motion Picture
	Limited Partnership

TERREMOTO EN	The Univision Network	PA 442 126	1987	Motion Picture
MEXICO	Limited Partnership

TERRORISTA	The Univision Network	PA 821 470	1996	Motion Picture
	Limited Partnership

TESORO MALDITO	The Univision Network	PA 758 647	1994	Motion Picture
(AJUSTE DE CUENTAS)	Limited Partnership

TESTIGO SILENCIOSO	The Univision Network	PA 658 629	1990	Motion Picture
	Limited Partnership

TIEMPO DE LOBOS	The Univision Network	PA 828 355	1988	Motion Picture
	Limited Partnership

TRAFICANTESDE	The Univision Network	PA 771 698	1995	Motion Picture
MICHOACAN	Limited Partnership

TRAGEDIA EN WACO	The Univision Network	PA 790 477	1993	Motion Picture
TEXAS	Limited Partnership

TRAICION EN EL AIRE	The Univision Network	PA 658 834	1993	Motion Picture
(VUELO AL SOL)	Limited Partnership

TRES VECES MOJADOS	The Univision Network	PA 456 673	1989	Motion Picture
	Limited Partnership

TRIANGULO POLICIACO	The Univision Network	PA 797 225	1996	Motion Picture
	Limited Partnership

UN HOMBRE	The Univision Network	PA 602 612	1991	Motion Picture
DESPIADADO (MAS	Limited Partnership
ALLA DE LA MUERTE)

UN TAMARINDO EN LA	The Univision Network	PA 772 119	1995	Motion Picture
METROPOLIS	Limited Partnership

UNA PURA Y DOS CON	The Univision Network	PA 749 980	1981	Motion Picture
SAL	Limited Partnership

III-24

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
UNA TUMBA, DOS	The Univision Network	PA 848 796	1997	Motion Picture
PISTOLAS Y UN AMOR	Limited Partnership

UZI-COMANDO	The Univision Network	PA 758 661	1995	Motion Picture
SUICIDA	Limited Partnership

VACAClONES	The Univision Network	PA 602 612	1991	Motion Picture
SANGRIENTAS	Limited Partnership

VENGANZA CRIMINAL	The Univision Network	PA 865 681	1997	Motion Picture
	Limited Partnership

VENGANZA DIABOLICA	The Univision Network	PA 542 801	1990	Motion Picture
	Limited Partnership

VERDUGO DE	The Univision Network	PA 568 643	1986	Motion Picture
TRAIDORES	Limited Partnership

VIOLENCIA URBANA	The Univision Network	PA 804 061	1996	Motion Picture
	Limited Partnership

VIVIR O MORIR	The Univision Network	PA 542 809	1990	Motion Picture
	Limited Partnership

VOLVER A NACER	The Univision Network	PA 876 582	1997	Motion Picture
	Limited Partnership

VOLVER AL INFIERNO	The Univision Network	PA 888 995	1998	Motion Picture
	Limited Partnership

ALPIE DE LA	The Univision Network	PA 895 513	1998	Motion Picture
VENGANZA	Limited Partnership

CAZADORDE	The Univision Network	PA 975 093	1998	Motion Picture
CAZADORES	Limited Partnership

POR PARTIDA DOBLE	The Univision Network	PA 975 094	1998	Motion Picture
	Limited Partnership

LA VENGANZA DEL	The Univision Network	PA 1-394-315	1983	Motion Picture
ROJO	Limited Partnership

EL CARRO DE LA	The Univision Network	PA 1-394-314	1985	Motion Picture
MUERTE	Limited Partnership

LA TUMBA DEL	The Univision Network	PA 1-394-313	1989	Motion Picture
MOJADO	Limited Partnership

TIERRA DE CAPORALES	The Univision Network	PA 975 095	1998	Motion Picture
(CAMINOS	Limited Partnership
PELIGROSOS)

METICHE Y ENCAJOSO	The Univision Network	PA 847 557	1990	Motion Picture
2 (LAS TRAVESURAS	Limited Partnership
DEL SUPERCHIDO)

EL PADRE DE LA DEA	The Univision Network	PA 975 097	1998	Motion Picture
	Limited Partnership

EL VAQUERO Y LA	The Univision Network	PA 895 514	1998	Motion Picture
DUENA	Limited Partnership

III-25

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
TREINTA SEGUNDOS	The Univision Network	PA 996 206	1979	Motion Picture
PARA MORIR (30 SEGUNDOS PARA MORIR)	Limited Partnership

DOS VALIENTES	The Univision Network	PA 898 073	1998	Motion Picture
	Limited Partnership

U.S. Copyright Applications

NONE.

U.S. Copyright Licenses

TITLE	LICENSOR/LICENSEE		RECORDED	TYPE OF LICENSE
Plaza Sesamo IV	Children’s Television Workshop, as licensor, to Univision Network, LP, as licensee	V3l16 / P31l7	06-05-1995	Short Form License

2002 FlFA World Cup & 30 other titles	Kirchmedia WM, AG, as licensor, to Univision Communications, Inc.	V3486 / D002	06-28-2002	Short Form License Agreement

Como ama una mujer / by	Nuyorican Productions,	V3556 /	09-19-2007	Memorandum of
Jennifer Lopez	Inc., 1st Party and The Univision Network Limited Partnership, 2nd Party	D042		exclusive rights. Exhibit B recorded at request of sender.

III-26

PATENTS OWNED BY GRANTORS

U.S. Patents

None.

U.S. Patent Applications

None.

III-27

TRADEMARK/TRADE NAMES OWNED BY GRANTORS

U.S. Federal Trademarks

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	107.7 FM LA INVASORA MUCHA MAS MUSICA and Design	Univision Radio, Inc.	2,995,560 13 SEP 2005	76/520,402 08 MAY 2003	13 SEP 2015	Registered.

UNITED STATES	7 A LAS 7	Univision Radio, Inc.	2,448,978 08 MAY 2001	75/898,896 14 JAN 2000	08 MAY 2011	Registered.

UNITED STATES	ACCESO MAXIMO and Design	Univision Communications Inc.	3,622,947 19 MAY 2009	77/598,072 22 OCT 2008	19 MAY 2019	Registered.

UNITED STATES	ACCION EXTRA	Univision Communications Inc.	2,677,674 21 JAN 2003	76/388,570 29 MAR 2002	21 JAN 2013	Registered.

UNITED STATES	ACHIS CACHIS	Univision Communications Inc.	3,570,007 03 FEB 2009	77/514,541 03 JUL 2008	03 FEB 2019	Registered.

UNITED STATES	AL CORRIENTE and Design	Univision Communications Inc.		77/557,169 27 AUG 2008		Allowed - Intent to Use Notice of Allowance Issued.

UNITED STATES	AL DESNUDO	Univision Communications Inc.	2,526,041 01 JAN 2002	76/000,943 15 MAR 2000	01 JAN 2012	Registered.

UNITED STATES	AMOR	Univision Radio, Inc.	2,057,449 29 APR 1997	75/122,033 19 JUN 1996	29 APR 2017	Registered. Renewed.

III-28

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	AMOR A LA MÚSICA	Univision Communications Inc.	3,478,545 05 AUG 2008	76/674,949 03 APR 2007	05 AUG 2018	Registered.

UNITED STATES	AMOR A LA MÚSICA and Design	Univision Communications Inc.	3,464,894 15 JUL 2008	76/674,951 03 APR 2007	15 JUL 2018	Registered.

UNITED STATES	AMOR and Design	Univision Radio Florida, LLC	2,207,303 01 DEC 1998	75/418,634 15 JAN 1998	01 DEC 2018	Registered. Renewed.

UNITED STATES	AMOR CELESTIAL (Stylized)	Univision Communications Inc.		77/424,936 18 MAR 2008		Allowed - Intent to Use Notice of Allowance Issued.

UNITED STATES	AQUI SUENA LA QUE BUENA	Univision Radio, Inc.	3,152,447 10 OCT 2006	76/251,317 04 MAY 2001	10 OCT 2016	Registered.

UNITED STATES	AQUI Y AHORA	The Univision Network Limited Partnership	2,081,224 22 JUL 1997	75/111,419 29 MAY 1996	22 JUL 2017	Registered. Renewed.

UNITED STATES	ARE U IN? and Design	Univision Communications Inc.		77/470,704 9 MAY 2008		Pending - Final Refusal Mailed.

UNITED STATES	“ASI YEO LAS COSAS” (Stylized)	Univision Communications Inc.	3,388,760 26 FEB 2008	77/244,709 01 AUG 2007	26 FEB 2018	Registered.

UNITED STATES	CALIENTE	Univision Radio Florida, LLC	2,330,477 21 MAR 2000	75/122,031 19 JUN 1996	21 MAR 2010	Registered.

III-29

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	CALIENTE and Design	The Univision Network Limited Partnership	2,011,028 22 OCT 1996	74/632,015 09 FEB 1995	22 OCT 2016	Registered. Renewed.

UNITED STATES	CASA AL DIA and Design	Univision Communications Inc.		77/616,942 18 NOV 2008		Allowed - Intent to Use Notice of Allowance Issued.

UNITED STATES	CHICAGO AL DIA	Univision Radio, Inc.	2,261,789 20 JUL 1999	75/096,742 30 APR 1996	20 JUL 2019	Registered. Renewed.

UNITED STATES	CHON	Univision Radio, Inc.	3,056,151 31 JAN 2006	78/229,893 25 MAR 2003	31 JAN 2016	Registered.

UNITED STATES	CON CIERTA INTlMIDAD	Univision Communications Inc.	2,530,669 15 JAN 2002	76/000,942 15 MAR 2000	15 JAN 2012	Registered.

UNITED STATES	CONEXION DEPORTE	Univision Communications Inc.	3,367,452 15 JAN 2008	76/664,917 21 AUG 2006	15 JAN 2018	Registered.

UNITED STATES	CON ORGULLO MEXICANO	Univision Radio, Inc.	3,065,028 07 MAR 2006	78/327,627 13 NOV 2003	07 MAR 2016	Registered.

UNITED STATES	CON SAZÓN DE ESTE A OESTE	Univision Communications Inc.	3,219,284 20 MAR 2007	76/651,396 02 DEC 2005	20 MAR 2017	Registered.

UNITED STATES	CONTROL (Stylized)	The Univision Network Limited Partnership	1,902,000 27 JUN 1995	74/541,216 24 JUN 1994	27 JUN 2015	Registered. Renewed.

UNITED STATES	!DE CABEZA! and Design	Univision Communications Inc.	2,837,727 04 MAY 2004	76/383,409 14 MAR 2002	04 MAY 2014	Registered.

III-30

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	DECORANDO CONTIGO and Design	Univision Communications Inc.	3,450,151 17 JUN 2008	77/049,895 22 NOV 2006	17 JUN 2018	Registered.

UNITED STATES	DESAYUNO MUSICAL	Univision Radio. Inc.	1,733,657 17 NOV 1992	74/097,189 14 SEP 1990	17 NOV 2012	Registered. Renewed.

UNITED STATES	DESPIERTA AMERICA	Univision Communications Inc.	2,202,092 03 NOV 1998	75/241,089 13 FEB 1997	03 NOV 2018	Registered. Renewed.

UNITED STATES	DlARIOS DE UN CRIMEN	Univision Communications Inc.	3,569,714 03 FEB 2009	77/505,394 23 JUN 2008	03 FEB 2019	Registered

UNITED STATES	EL BLA BLAZO and Design	The Univision Network Limited Partnership	2,274,211 31 AUG 1999	75/504,793 18 JUN 1998	31 AUG 2009	Registered.

UNITED STATES	EL CAMERINO	Univision Communications Inc.	3,118,129 18 JUL 2006	78/449,199 12 JUL 2004	18 JUL 2016	Registered.

UNITED STATES	EL COLMILLO	Univision Communications Inc.	3,526,167 04 NOV 2008	76/685,711 14 JAN 2008	04 NOV 2018	Registered.

UNITED STATES	EL CONSULTORIO DE LA DOCTORA ALIZA	Univision Radio, Inc.	2,966,552 12 JUL 2005	78/331,529 21 NOV 2003	12 JUL 2015	Registered.

UNITED STATES	EL CORBATON	Univision Communications Inc.	3,305,115 9 OCT 2007	76/651,314 05 DEC 2005	9 OCT 2017	Registered.

UNITED STATES	EL GARAJE	Univision Radio, Inc.	2,963,961 28 JUN 2005	78/328,312 14 NOV 2003	28 JUN 2015	Registered.

III-31

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	EL GORDO Y LA FLACA and Design	The Univision Network Limited Partnership	2,361,616 27 JUN 2000	75/600,697 03 DEC 1998	27 JUN 2010	Registered.

UNITED STATES	EL RASTRO DEL CRIMEN	Univision Communications Inc.	3,190,714 02 JAN 2007	761651,337 02 DEC 2005	02 JAN 2017	Registered.

UNITED STATES	EL SOL DE LA BAHIA	Univision Radio, Inc.	2,434,719 13 MAR 2001	75/748,091 12 JUL 1999	13 MAR 2011	Registered.

UNITED STATES	EN ESTA ESQUINA	Univision Communications Inc.	2,659,380 10 DEC 2002	76/388,373 27 MAR 2002	10 DEC 2012	Registered.

UNITED STATES	EN PERSONA and Design	Univision Communications Inc.	2,406,400 21 NOV 2000	75/897,182 14 JAN 2000	21 NOV 2010	Registered.

UNITED STATES	EN PROFUNDIDAD and Design	Univision Communications Inc.	3,630,710 02 JUN 2009	77/598,407 22 OCT 2008	02 JUN 2019	Registered.

UNITED STATES	ENTERATE (Stylized)	Univision Communications Inc.	3,043,428 17 JAN 2006	76/575,792 17 FEB 2004	17 JAN 2016	Registered.

UNITED STATES	ESCANDALO TV	Univision Communications Inc.	2,829,665 06 APR 2004	76/515,250 19 MAY 2003	06 APR 2014	Registered.

UNITED STATES	ESTEREO LATINO	Univision Radio, Inc.	1,852,658 06 SEP 1994	74/302,533 10 AUG 1992	06 SEP 2014	Registered. Renewed.

UNITED STATES	ESTEREO SOL	Univision Radio, Inc.	2,132,248 27 JAN 1998	75/211,582 11 DEC 1996	27 JAN 2018	Registered. Renewed.

UNITED STATES	EXITO ESCOLAR and Design	Univision Communications Inc.	3,393,854 11 MAR 2008	76/676,195 30 APR 2007	11 MAR 2018	Registered.

III-32

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	EXPEDICION GLOBAL and Design	Univision Communications Inc.		77/470,626 09 MAY 2008		Allowed - Intent to Use Statement of Use Sent to Examiner.

UNITED STATES	FUERA DE SERIE	The Univision Network Limited Partnership	2,059,810 06 MAY 1997	74/658,717 10 APR 1995	06 MAY 2017	Registered. Renewed.

UNITED STATES	FUTBOL LIGA MEXICANA 2008 and Design	Univision Communications Inc.		77/566,614 10 SEP 2008		Pending - Publication Review Complete.

UNITED STATES	G and Design	The Univision Network Limited Partnership	2,339,633 11 APR 2000	75/395,754 25 NOV 1997	11 APR 2010	Registered.

UNITED STATES	GALA SCENE	Univision Communications Inc.	2,613,207 27 AUG 2002	76/000,941 15 MAR 2000	27 AUG 2012	Registered.

UNITED STATES	GALERIA	Univision Television Group, Inc.	2,299,979 14 DEC 1999	75/587,546 12 NOV 1998	14 DEC 2009	Registered.

UNITED STATES	GIORGIOMANIA	The Univision Network Limited Partnership	2,270,664 17 AUG 1999	75/505,000 16 JUN 1998	17 AUG 2009	Registered.

UNITED STATES	HBC	Univision Radio, Inc.	2,401,790 07 NOV 2000	75/762,051 27 JUL 1999	07 NOV 2010	Registered.

UNITED STATES	HBC HISPANIC BROADCASTING CORPORATION	Univision Radio, Inc.	2,647,741 12 NOV 2002	75/762,052 27 JUL 1999	12 NOV 2012	Registered.

UNITED STATES	HBC HISPANIC BROADCASTING CORPORATION	Univision Radio, Inc.	2,495,810 09 OCT 2001	75/980,681 27 JUL 1999	09 OCT 2011	Registered.

III-33

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	HBC HISPANIC BROADCASTING CORPORATION and Design	Univision Radio, Inc.	2,650,978 19 NOV 2002	75/762,054 27 JUL 1999	19 NOV 2012	Registered.

UNITED STATES	HBC HISPANIC BROADCASTING CORPORANON and Design	Univision Radio, Inc.	2,535,677 05 FEB 2002	75/980,523 27 JUL 1999	05 FEB 2012	Registered.

UNITED STATES	HBC HISPANIC BROADCASTING CORPORANON and Design	Univision Radio, Inc.	2,647,742 12 NOV 2002	75/762,053 27 JUL 1999	12 NOV 2012	Registered.

UNITED STATES	HBC HISPANIC BROADCASTING CORPORATION and Design	Univision Radio, Inc.	2,647,902 12 NOV 2002	75/980,806 27 JUL 1999	12 NOV 2012	Registered.

UNITED STATES	HISPANIC BROADCASTING CORPORATION	Univision Radio, Inc.	2,308,115 11 JAN 2000	75/662,199 17 MAR 1999	11 JAN 2010	Registered. Supplemental Register 8 Accepted.

UNITED STATES	HISPANIC BROADCASTING CORPORATION	Univision Radio. Inc.	2,543,848 05 MAR 2002	75/821,025 12 OCT 1999	05 MAR 2012	Registered.

UNITED STATES	H EL HANDYMAN EN SU CASA and Design	Univision Communications Inc.	3,010,395 01 NOV 2005	76/611,074 13 SEP 2004	01 NOV 2015	Registered.

III-34

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	HOLA HOLLYWOOD	Univision Communications Inc.		77/546,087 13 AUG 2008		Allowed - Intent to Use Notice of Allowance Issued.

UNITED STATES	HUMOR A LA CARTA and Design	Univision Communications Inc.	3,622,958 19 MAY 2009	77/599350 23 OCT 2008	19 MAY 2019	Registered.

UNITED STATES	IN GOD WE TRUST CUENTAS CLARAS and Design	Univision Communications Inc.	3,645,670 30 JUN 2009	77/443,098 08 APR 2008	30 JUN 2019	Registered.

UNITED STATES	INOLVIDABLES	Univision Radio, Inc.		77/634,901 17 DEC 2008		Published.

UNITED STATES	INOLVIDABLES AL MEDIODIA	Univision Radio, Inc.	2,918,525 18 JAN 2005	76/531,196 22 JUL 2003	18 JAN 2015	Registered.

UNITED STATES	KEEP GROWING. WE ARE.	Univision Communications Inc.	3,570,961 10 FEB 2009	76/664,546 14 AUG 2006	10 FEB 2019	Registered.

UNITED STATES	KESS	Univision Radio, Inc.	2,637,959 22 OCT 2002	75/824,253 15 OCT 1999	22 OCT 2012	Registered.

UNITED STATES	K-LOVE	Univision Radio, Inc.		75/430,440 06 FEB 1998		Published - Opposed.

UNITED STATES	K LOVE and Design	Univision Radio, Inc.		76/525,620 18 JUN 2003		Published.

UNITED STATES	KLOVE and Design	Univision Radio, Inc.		76/525,621 18 JUN 2003		Published.

III-35

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	KLOVE	Univision Radio, Inc.		76/525,622 18 JUN 2003		Published.

UNITED STATES	KSOL	Univision Radio, Inc.	2,853,134 15 JUN 2004	76/527,089 01 JUL 2003	15 JUN 2014	Registered.

UNITED STATES	LA CALLE RECORDS	Univision Communications Inc.	3,419,769 29 APR 2008	78/424,078 24 MAY 2004	29 APR 2018	Registered.

UNITED STATES	LA COMEDIA HORA and Design	Univision Communications Inc.	3,622,959 19 MAY 2009	77/599,395 23 OCT 2008	19 MAY 2019	Registered.

UNITED STATES	LA CUBANISIMA	Univision Radio Florida, LLC	1,065,941 17 MAY 1977	73/077,856 20 FEB 1976	17 May 2017	Registered. Renewed.

UNITED STATES	LA JEFA	Univision Radio, Inc.	2,769,321 30 SEP 2003	78/184,835 13 NOV 2002	30 SEP 2013	Registered.

UNITED STATES	LA KALLE (Stylized)	Univision Communications Inc.	3,097,264 30 MAY 2006	76/641,089 20 JUN 2005	30 MAY 2016	Registered.

UNITED STATES	LA NUEVA	Univision Radio, Inc.	3,223,570 03 APR 2007	75/346,357 25 AUG 1997	03 APR 2017	Registered.

UNITED STATES	LA PICUDA	Univision Communications Inc.	3,207,217 13 FEB 2007	76/657,214 24 MAR 2006	13 FEB 2017	Registered.

UNITED STATES	LA RADIO QUE HABLA	Univision Radio, Inc.	2,405,784 21 NOV 2000	75/762,050 27 JUL 1999	21 NOV 2010	Registered.

UNITED STATES	LA SUPER PELICULA and Design	Univision Communications Inc.	2,235,633 30 MAR 1999	75/226,052 15 JAN 1997	30 MAR 2009	Registered.

UNITED STATES	LAS SENADORAS	Univision Communications Inc.		77/284,879 20 SEP 2007		Published - Opposed.

III-36

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	LATINO MIX	Univision Radio, Inc.	2,721,712 03 JUN 2003	75/784,168 25 AUG 1999	03 JUN 2013	Registered.

UNITED STATES	LA TIJERA	Univision Communications Inc.		77/662,480 03 FEB 2009		Published.

UNITED STATES	LA TREMENDA (Stylized)	Univision Radio, Inc.	1,524,843 14 FEB 1989	73/704,727 11 JAN 1988	14 FEB 2019	Registered. Renewed.

UNITED STATES	LA VIDA ES UN A NOVELA and Design	Univision Communications Inc.	3,012,765 08 NOV 2005	76/611,041 13 SEP 2004	08 NOV 2015	Registered.

UNITED STATES	LENTE LOCO	The Univision Network Limited Partnership	1,832,468 19 APR 1994	74/316,666 24 SEP 1992	19 APR 2014	Registered. Renewed.

UNITED STATES	LOCURA DEPORTIVA	Univision Communications Inc.	3,243,307 22 MAY 2007	76/651,343 02 DEC 2005	22 MAY 2017	Registered.

UNITED STATES	LOS METICHES	Univision Communications Inc.	2,778,295 28 OCT 2003	76/256,218 10 MAY 2001	28 OCT 2013	Registered.

UNITED STATES	LO NUESTRO SE BAILA ASI	Univision Communications Inc.		77/319,389 01 NOV 2007		Allowed - Intent to Use 2nd Extension of Time Granted.

UNITED STATES	LO VEREMOS TODO	Univision Communications Inc.	3,069,289 14 MAR 2006	78/421,423 19 MAY 2004	14 MAR 2016	Registered.

UNITED STATES	MAMA LILA Y SU TESORO MAGICO	Univision Communications Inc.	3,638,228 16 JUN 2009	77/563,796 05 SEP 2008	16 JUN 2019	Registered.

UNITED STATES	MEXICO EN LA SANGRE	Univision Communications Inc.	3,395,752 11 MAR 2008	78/466,511 12 AUG 2004	11 MAR 2018	Registered.

III-37

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	MISCELLANEOUS DESIGN	Univision Communications Inc.	2,744,155 29 JUL 2003	76/333,892 05 NOV 2001	29 JUL 2013	Registered.

UNITED STATES	MISCELLANEOUS DESIGN	Univision Communications Inc.		77/675,121 20 FEB 2009		Pending - Non-Final Action Mailed.

UNITED STATES	MISION: REPORTAR and Design	Univision Communications Inc.	3,513,111 7 OCT 2008	77/049,714 22 NOV 2006	7 OCT 2018	Registered.

UNITED STATES	MI PAGINA	Univision Communications Inc.		77/233,682 19 JUL 2007		Allowed - Intent to Use Notice of Allowance Issued.

UNITED STATES	MIUNICAST.COM	Univision Communications Inc.	3,393,863 11 MAR 2008	76/678,578 22 JUN 2007	11 MAR 2018	Registered.

UNITED STATES	MODA AL RESCATE	Univision Communications Inc.	3,569,677 03 FEB 2009	77/504,323 20 JUN 2008	03 FEB 2019	Registered.

UNITED STATES	MODA AL RESCATE and Design	Univision Communications Inc.	3,569,764 03 FEB 2009	77/506976 24 JUN 2008	03 FEB 2019	Registered.

UNITED STATES	NOCAUT and Design	Univision Communications Inc.	3,367,481 15 JAN 2008	76/671140 08 JAN 2007	15 Jan 2018	Registered.

UNITED STATES	NOCHE DE ESTRELLAS	The Univision Network Limited Partnership	2,343, 136 18 APR 2000	75/664,357 19 MAR 1999	18 APR 2010	Registered,

III-38

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	NOTICIERO UNIVISION	The Univision Network Limited Partnership	1,610,165 14 AUG 1990	73/819,304 14 AUG 1989	14 AUG 2010	Registered. Renewed.

UNITED STATES	NUESTRA BELLEZA	The Univision Network Limited Partnership	1,615,210 25 SEP 1990	74/020,350 18 JAN 1990	25 SEP 2010	Registered. Renewed.

UNITED STATES	NUESTRA BELLEZA LATINA and Design	Univision Communications Inc.	3,362,082 01 JAN 2008	77/164170 24 APR 2007	01 JAN 2018	Registered.

UNITED STATES	NUESTRA VIDA and Design	Univision Television Group, Inc.	2,315,524 08 FEB 2000	75/464,623 08 APR 1998	08 FEB 2010	Registered.

UNITED STATES	OBJETIVO FAMA	Univision Commun ications Inc.	2,974,164 19 JUL 2005	78/328,117 14 NOV 2003	19 JUL 2015	Registered.

UNITED STATES	ORGULLO HISPANO	The Univision Network Limited Partnership	2,210,613 15 DEC 1998	75/348,462 28 AUG 1997	15 DEC 2018	Registered. Renewed.

UNITED STATES	PENSANDO EN SU SALUD	Univision Radio, Inc.	2,970,861 19 JUL 2005	75/722,226 25 MAY 1999	19 JUL 2015	Registered.

UNITED STATES	PENSANDO EN TI	The Univision Network Limited Partnership	2,367,754 18 JUL 2000	75/587,544 12 NOV 1998	18 JUL 2010	Registered.

UNITED STATES	PICOTEANDO	Univision Communications Inc.		77/679,342 26 FEB 2009		Published.

UNITED STATES	PIENSA VERDE ACTUA VERDE and Design	Univision Communications Inc.		77/470,536 09 MAY 2008		Allowed - Intent to Use Statement of Use Sent to Examiner.

III-39

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	PJ PREMIOS JUVENTUD and Design	Univision Communications Inc.	3,322,266 30 OCT 2007	76/673,191 26 FEB 2007	30 OCT 2017	Registered.
UNITED STATES	PLANETA U	Univision Communications Inc.		77/693,919 18 MAR 2009		Pending - Non-Final Action Mailed.
UNITED STATES	PLANETA U and Design	Univision Communications Inc.		77/699,880 26 MAR 2009		Pending - Non-Final Action Mailed.
UNITED STATES	PLAYA CALIENTE	Univision Radio, Inc.		77/677,441 24 FEB 2009		Pending - Publication Review Complete.
UNITED STATES	PREMIO LO NUESTRO A LA MUSICA LATINA (Stylized)	The Univision Network Limited Partnership	1,927,838 17 OCT 1995	74/577,490 23 SEP 1994	17 OCT 2015	Registered. Renewed.
UNITED STATES	PREMIOS JUVENTUD	Univision Communications Inc.	3,474,166 22 JUL 2008	76/673,190 26 FEB 2007	22 JUL 2018	Registered - Supplemental Register.
UNITED STATES	PRIMER IMPACTO	The Univision Network Limited Partnership	1,922,574 26 SEP 1995	74/578,429 26 SEP 1994	26 SEP 2015	Registered. Renewed.
UNITED STATES	PULSO 19	Univision Television Group, Inc.	2,327,859 14 MAR 2000	75/464,740 08 APR 1998	14 MAR 2010	Registered.
UNITED STATES	PURA RAZA	Univision Radio, Inc.		76/215,238 23 FEB 2001		Pending - Suspended.
UNITED STATES	PURA BUENAS	Univision Radio, Inc.	2,588,074 02 JUL 2002	76/252,351 04 MAY 2001	02 JUL 2012	Registered.
UNITED STATES	PURO TEJANO	Univision Radio, Inc.	1,825,500 08 MAR 1994	74/376,886 08 APR 1993	08 MAR 2014	Registered. Renewed.
UNITED STATES	PURO TEJANO	Univision Radio, Inc.	2,159,887 26 MAY 1998	75/086,200 10 APR 1996	26 MAY 2018	Registered. Renewed.

III-40

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	QUE BUENA!	Univision Radio, Inc.	2,080,564 22 JUL 1997	74/659,228 11 APR 1995	22 JUL 2017	Registered. Renewed.

UNITED STATES	i,QUE CARAMBAS ES ESO? (Stylized)	Univision Communications Inc.	2,932,622 15 MAR 2005	76/582,503 22 MAR 2004	15 MAR 2015	Registered.

UNITED STATES	QUE LOCO	Univision Communications Inc.	2,404,362 14 NOV 2000	75/886,542 04 JAN 2000	14 NOV 2010	Registered.

UNITED STATES	QUE ONDA	Univision Radio, Inc.	3,412,617 15 APR 2008	78/361,286 02 FEB 2004	15 APR 2018	Registered.

UNITED STATES	!QUE SABOR! and Design	Univision Communications Inc.	3,430,913 20 MAY 2008	77/284,690 20 SEP 2007	20 MAY 2018	Registered.

UNITED STATES	QUIERO SER ESTRELLA and Design	The Univision Network Limited Partnership	2,331,037 21 MAR 2000	75/501 ,867 15 JUN 1998	21 MAR 2010	Registered.

UNITED STATES	RADIOCADENA UNIVISION and Design	Univision Communications Inc.		77/716,705 17 APR 2009		Pending - Initialized.

UNITED STATES	RADIO MAMBI	Univision Radio Florida, LLC	1,851,709 30 AUG 1994	74/425,547 18 AUG 1993	30 AUG 2014	Registered. Renewed.

UNITED STATES	RECUERDO	Univision Radio, Inc.	2,579,796 11 JUN 2002	76/013,332 30 MAR 2000	11 JUN 2012	Registered.

UNITED STATES	REPUBLICA DEPORTlVA and Design	The Sunshine Acquisition Limited Partnership, California Limited Partnership	3,554,498 30 DEC 2008	75/674,177 05 APR 1999	30 DEC 2018	Registered.

III-41

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	RISAS Y MAS RISAS and Design	Univision Communications Inc.	3,602,474 07 APR 2009	77/600,065 24 OCT 2008	07 APR 2019	Registered.

UNITED STATES	ROMANTICAS	Univision Radio, Inc.	2,077,647 08 JUL 1997	75/156,342 27 AUG 1996	08 JUL 2017	Registered. Renewed.

UNITED STATES	SALUD, DINERO Y AMOR and Design	Univision Communications Inc.	3,335,976 13 NOV 2007	78/507,546 28 OCT 2004	13 NOV 2017	Registered.

UNITED STATES	SALUD ES VIDA iENTÉRATE!	Univision Communications Inc.	3,221,121 27 MAR 2007	76/650,907 23 NOV 2005	27 MAR 2017	Registered.

UNITED STATES	!SE PEGA!	Univision Radio, Inc.	2,832,674 13 APR 2004	76/384,682 20 MAR 2002	13 APR 2014	Registered.

UNITED STATES	SOLO BOXEO	Univision Communications Inc.	3,337,851 20 NOV 2007	76/673,668 06 MAR 2007	20 NOV 2017	Registered.

UNITED STATES	SOÑANDO CONTIGO	Univision Communications Inc.	3,214,628 06 MAR 2007	76/661,041 05 JUN 2006	06 MAR 2017	Registered.

UNITED STATES	TEJANO 107 FM	Univision Radio, Inc.	2,080,405 15 JUL 1997	75/091,782 22 APR 1996	15 JUL 20]7	Registered. Renewed, Supplemental Register 8 Accepted.

UNITED STATES	TELEFUTURA	Univision Communications Inc.		76/268,617 06 JUN 2001		Published - Opposed.

UNITED STATES	TELEFUTURA LOGO	Univision Communications Inc.	2,744,155 29 JUL 2003	76/333,892 05 NOV 2001	29 JUL 2013	Registered.

III-42

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	TELEFUTURA and Design	Univision Communications Inc.		76/333,891 05 NOV 2001		Published - Opposed.

UNITED STATES	THE MO’ IN DA MO’NIN SHOW	Univision Radio, Inc.	3,017,258 22 NOV 2005	78/288,750 18 AUG 2003	22 NOV 2015	Registered.

UNITED STATES	TU EQUIPO DE CONFIANZA (Stylized)	Univision Television Group, Inc.	2,347,211 02 MAY 2000	75/744,418 07 JUL 1999	02 MAY 2010	Registered.

UNITED STATES	TU FUTURO DEPENDE DE TI... iEDÚCATE!	Univision Communications Inc.	3,250,222 12 JUN 2007	76/657,538 30 MAR 2006	12 JUN 2017	Registered.

UNITED STATES	TU PULSO	Univision Communications Inc.	3,292,619 18 SEP 2007	76/659,821 02 MAY 2006	18 SEP 2017	Registered.

UNITED STATES	TU SALUD and Design	Univision Communications Inc.	3,549,390 23 DEC 2008	77/431,189 25 MAR 2008	23 DEC 2018	Registered.

UNITED STATES	ULTIMA HORA	Univision Communications Inc.	2,473,188 31 JUL 2001	75/907,885 01 FEB 2000	31 JUL 2011	Registered.

UNITED STATES	U and Design	Univision Communications Inc.		77/675,040 20 FEB 2009		Pending - Non-Final Action Mailed.

UNITED STATES	U and Design	Univision Communications Inc.		77/675,081 20 FEB 2009		Pending - Non-Final Action Mailed.

UNITED STATES	U and Design	Univision Communications Inc.		77/675,098 20 FEB 2009		Pending-Non-Final Action Mailed.

UNITED STATES	U and Design	Univision Communications Inc.		76/695,992 26 FEB 2009		Pending - Response after Non- Final Refusal.

III-43

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	U RADIO INFORMATIVA 100.3 HD2 and Design	Univision Communications Inc.		77/752,129 4 JUN 2009		Pending- Initialized.

UNITED STATES	U RADIO CADENA UNIVISION and Design	Univision Communications Inc.		76/696,970 20 APR 2009		Pending - Initialized.

UNITED STATES	U RADIOCADENA UNIVISION and Design	Univision Communications Inc.		76/696,971 20 APR 2009		Pending - Initialized.

UNITED STATES	UN DESTINO and Design	Univision Communications Inc.		77/598,014 22 OCT 2008		Published.

UNITED STATES	UN MINUTO DELICIOSO and Design	Univision Communications Inc.		77/600,095 24 OCT 2008		Pending - Non-Final Action Mailed.

UNITED STATES	UNICINE	Univision Communications Inc.	3,175,001 21 NOV 2006	78/474,371 26 AUG 2004	21 NOV 2016	Registered.

UNITED STATES	UNICINE and Design	Univision Communications Inc.	3,241,528 15 MAY 2007	78/765,921 02 DEC 2005	15 MAY 2017	Registered.

UNITED STATES	UNICLAVE	Univision Communications Inc.	3,305,276 9 OCT 2007	76/673,914 12 MAR 2007	9 OCT 2017	Registered.

UNITED STATES	UNIVISION	Univision Communications Inc.	2,518,240 11 DEC 2001	75/773,610 12 AUG 1999	11 DEC 2011	Registered.

III-44

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	UNIVISION	The Univision Network Limited Partnership	1,624,073 20 NOV 1990	74/029,494 16 FEB 1990	20 NOV 2010	Registered. Renewed.

UNITED STATES	UNIVISION	Univision Communications Inc.	2,518,239 11 DEC 2001	75/773,609 12 AUG 1999	11 DEC 2011	Registered.

UNITED STATES	UNIVISION and Design	The Univision Network Limited Partnership	1,672,807 21 JAN 1992	74/044,294 28 MAR 1990	21 JAN 2012	Registered. Renewed.

UNITED STATES	UNIVISION.COM	Univision Communications Inc.	2,518,241 11 DEC 2001	75/773,614 12 AUG 1999	11 DEC 2011	Registered.

UNITED STATES	UNIVISION.COM	Univision Communications Inc.	2,528,166 08 JAN 2002	75/773,612 12 AUG 1999	08 JAN 2012	Registered.

UNITED STATES	UNIVISION MOVIL	Univision Communications Inc.	3,483,636 12 AUG 2008	I77/261538 22 AUG 2007	12 AUG 2018	Registered.

UNITED STATES	UNIVISION MUSIC PUBLISHING	Univision Communications Inc.	3,214,587 06 MAR 2007	76/657,432 29 MAR 2006	06 MAR 2017	Registered.

UNITED STATES	UNIVISION RADIO and Design	Univision Communications Inc.	3,568,848 03 FEB 2009	76/691,635 28 JUL 2008	03 FEB 2019	Registered.

UNITED STATES	UNIVISION RECORDS	Univision Communications Inc.	2,881,179 07 SEP 2004	76/547,925 29 SEP 2003	07 SEP 2014	Registered.

UNITED STATES	UNIVISION INTERACTIVE MEDIA	Univision Communications Inc.		77/645,190 7 JAN 2009		Pending- Awaiting Review for Publication.

UNITED STATES	U UNIVISION M.O.V.I.L and Design	Univision Communications Inc.	3,570,072 03 FEB 2009	77/560698 02 SEP 2008	03 FEB 2019	Registered.

III-45

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	U UNIVISION RECORDS and Design	Univision Communications Inc.	2,941,209 19 APR 2005	76/547,945 29 SEP 2003	19 APR 2015	Registered.

UNITED STATES	VER PARA CREER	Univision Communications Inc.	2,674,794 14 JAN 2003	76/382,415 13 MAR 2002	14 JAN 2013	Registered.

UNITED STATES	VIDA TOTAL	Univision Communications Inc.	3,154,861 10 OCT 2006	78/430,921 07 JUN 2004	10 OCT 2016	Registered.

UNITED STATES	VIVA EL SUENO	Univision Communications Inc.		77/470,820 09 MAY 2008		Allowed - Intent to Use 1st Extension of Time Granted.

UNITED STATES	!VIVA EL SUENO! and Design	Univision Communications Inc.		77/601,115 27 OCT 2008		Allowed - Intent to Use Notice of Allowance Issued.

UNITED STATES	VIDA SALVAJE and Design	Univision Communications Inc.	3,569,757 03 FEB 2009	77/506,907 24 JUN 2008	03 FEB 2019	Registered.

UNITED STATES	W ADO 12 80 AM and Design	Univision Radio New York, Inc.	1,594,571 01 MAY 1990	73/818,292 11 AUG 1989	01 MAY 2010	Registered. Renewed.

UNITED STATES	YA ES HORA !CIUDADANIA!	Univision Communications Inc.	3,514,973 14 OCT 2008	77/269,851 31 AUG 2007	14 OCT 2018	Registered.

UNITED STATES	YA ES HORA !CIUDADANIA!	Univision Communications Inc.	3,566,359 27 JAN 2009	76/690807 23 JUN 2008	27 JAN 2019	Registered.

III-46

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	YO COCINO MEJOR QUE MI SUEGRA	Univision Communications Inc.		77/470,358 09 MAY 2008		Allowed - Intent to Use 1st Extension of Time Granted.

UNITED STATES	YO COCINO MEJOR QUE MI SUEGRA and Design	Univision Communications Inc.		77/634,005 16 DEC 2008		Allowed - Intent to Use Notice of Allowance Issued.

UNITED STATES	YO CUENTO	Univision Radio, Inc.	2,401,745 07 NOV 2000	75/746,601 09 JUL 1999	07 NOV 2010	Registered.

III-47

DOMAIN NAMES OWNED BY GRANTORS

10191anueva.com	amorcelestial.com

1029klove.com	amordallas.com

1049tumusica.com	asiveolascosas.com

1067mimusica.com	asiveolascosas.net

1079kzol.com	atlanta34.com

10791akalle.com	austin31.com

34asulado.com	bakersfield39.com

750kama.com	bakersfield45.com

9271aquebuena.com	beat985.com

929gestereolatino.com	boston66.com

95xtumusica.com	cadenabuena.com

96-1thebeat.com	cadenadegentebuena.com

961beat.com	cadenagentebuena.com

985beat.com	chicago60.com

alminuto.com	chicago66.com

amigomobil.com	chicagolakalle.com

amlgoumvlslOn.com	comolovioenteve.com

amorl049.com	copaunivision.mobi

amor107.com	coyote1025.com

amorl071.com	dallas23.com

amorl075fm.com	dallas49.com

amor951.com	elpistoleroshow.com

amor993.com	elsuenodemivida.com

escandalotv.com	houston67.com

estereolatino.com	jefal013.com

estereolatino1029.com	kabe-tv.com

estereolatino1071.com	kabe39.com

estereolatino929.com	kakw-tv.com

estereolatino941.com	kakw.tv

estereosoll079.com	kakw62.com

estereoso1989.com	kallefm.com

forolatino.com	kama750.com

fresno21.com	kaql05.com

futbolmexicano.com	kbnaradio.com

galavision.com	kbrg.com

galavision.org	kbtq.com

hartford47.com	kcor1350.com

hbcfeatures.com	kcorfm.com

hbcifl.com	kdas31.com

hbcinteractiva.com	kdtv-tv.com

hbcinteractive.com	kdtv.tv

hbciudad.com	kdtv14.com

hispanicbroadcasting.com	kess 1270.com

hispanicinteractive.com	kfph-tv.com

hispanicmarketinggroup.com	kfph.tv

horizon1051.com	kfph13.com

housepartyradio.com	kfph39.com

houston45.com	kfsf-tv.com

III-49

kfsf.com	kgbt985so1amenteexitos.com

kfsf.tv	kick991.com

kfsf66.com	kjfa.com

kfth-tv.com	kkss973.com

kfth.com	kllefm.com

kfth.tv	klokl170.com

kfth67.com	klove1029.com

kfto-tv.com	klovel065.com

kfto.com	klsq.com

kfto.tv	klvel075fm.com

kfto67.com	kmex-tv.com

kftr-tv.com	kmex.com

kftr.com	kmex.tv

kftr.tv	kmex34.com

kftr46.com	knic-tv.com

kftu-tv.com	knic.tv

kftu.com	knic17.com

kftu.tv	kql05.com

kftu3.com	kqbu.com

kftv-tv.com	kqmr.com

kftv.tv	ksol.com

kftv21.com	kstr-tv.com

kgbt.com	kstr.tv

kgbt1530.com	kstr49.com

kgbt985.com	ktaz-tv.com

III-50

ktaz.tv	kuvs19.com

ktaz25.com	kvvf.com

ktnq.com	kwex-tv.com

ktnq1020.com	kwex.tv

ktsb-tv.com	kwex41.com

ktsb.tv	kxln-tv.com

ktsb43.com	kxln.tv

ktvw-tv.com	kxln45.com

ktvw.com	kxtn.com

ktvw.tv	lacalle1079.com

ktvw33.com	lacallebayarea.com

kuve-tv.com	lacallefresno.com

kuve.tv	lacalleny.com

kuve52.com	lacallesf.com

kuvi-tv.com	lafabulosa. com

kuvi.com	lainvasoral077.com

kuvi.tv	lajefa1013.com

kuvi45.com	lakallel059.com

kuvn-tv.com	lakallel059.fm

kuvn.com	lakalle1079.com

kuvn.tv	lakalle927.com

kuvn23.com	lakalle983fm.com

kuvs-tv.com	lakalle991.com

kuvs.com	lakallebayarea.com

kuvs.tv	lakalledfw.com

III-51

lakallefresno.com	luchalibre.com

lakalleny.com	mailhbc.com

lakallesf.com	mambi710.com

lanueva1019.com	meXlcansoccer.com

lanueva1035.com	miami23.com

lanueva1059.com	miami69.com

lanueva1065.com	mlpagma.com

lanuevafrn.com	mipagina.mobi

lapicuda1071.com	mipagina.us

laquebuena1071.com	mlpagmaumvlslon.com

laquebuena1079.com	muslcaymas.org

laquebuena927.com	musicaymas.us

laquebuena933.com	mykalleny.com

laquebuena991.com	navegadorsocial.com

lasnoticias.com	netmio.com

lassenadoras.com	netmio.net

latinhitradio.com	newyork41.com

latinomixfrn.com	newyork67.com

latremenda.com	newyork68.com

latremenda1010.com	notivision.com

latremenda1530.com	nueva1019.com

latremendachicago.com	nueva1035.com

ligaunivision.mobi	nueva1059.com

losangeles34.com	nueva1065.com

losangeles46.com	objetivofama.com

III-52

orbital007.com	radiowado.com

orlando43.com	recuerdo1003.com

paginau.com	recuerdo103.com

partyl049.com	recuerdo1051.com

pasionl067.com	recuerdo1065.com

pasionchicago.com	recuerdol075.com

passionl067.com	recuerdo1077.com

philadelphia28.com	recuerdo870.com

philadelphia65.com	recuerdo941.com

phoenix13.com	recuerdo951.com

picudal071.com	recuerdo983.com

piolinshow.com	recuerdo993.com

pistoleroshow.com	recuerdoam.com

premiolonuestro.com	recuerdochicago.com

premiostexas.com	recuerdophoenix.com

primerlugar.com	recuerdos1003.com

purotejanohouston.com	recuerdos1051.com

quebuenal079.com	recuerdos1065.com

quebuena933.com	recuerdosl075.com

quebuena975.com	recuerdos1077.com

quebuenachicago.com	recuerdos941.com

queonda921.com	recuerdos951.com

radiomambi710.com	recuerdos975.com

radioreloj580.com	recuerdos983.com

radiovariedades870.com	recuerdos993.com

III-53

recuerdosphoenix.com	telefuturahouston.com

rinconlatino.com	telefuturalosangeles.com

sacramento19.com	telefuturamiami.com

salsa98.com	telefuturanewyork.com

sanantoniol7.com	telefuturaorlando.com

sanantonio41.com	telefuturaphiladelphia.com

sanantonio45.com	telefuturaphoenix.com

sanantonio67.com	telefuturapr.com

sanfrancisco14.com	telefuturapuertorico.com

sanfrancisco66.com	telefuturasanantonio.com

santabarbaral0.com	telefuturasanfrancisco.com

santabarbara21.com	telefuturasantabarbara.com

santabarbara28.com	telefuturatampa.com

santabarbara35.com	telefuturatucson.com

santabarbara43.com	telefuturawashingtondc.com

so1943.com	telefuturo.com

tampa50.com	telenovelas-internet.com

tejanol075.com	telenovelasinternet.com

tejano980.com	thebeatsa.com

telefutura.com	thebeetsa.com

telefutura.org	tremenda1010.com

telefuturaboston.com	tremendal530.com

telefuturachicago.com	tucson25.com

telefuturadallas.com	tucson3.com

telefuturahartford.com	tucson48.com

III-54

tueson52.com	univisionatlanta.com

tutv.tv	univisionaustin.com

ulv.us	univisionbakersfield.com

um1.us	univisionehat.mobi

unieine.com	univisionehats.com

unidosaqui.com	univisionehieago.com

univision-amarillo.com	univisioncleveland.com

univision-detroit.com	univisiondallas.com

univision-ke.com	univisiondetroit.com

univision-mn.com	univisionfresno.com

univision-nwa.com	univisionhouston.com

univision-ok.com	umvlslolllm.com

univision-swflorida.com	ulllvlslonimg.com

univision-tulsa.com	univisioninteraetive.com

ulllvlslon-waeo.com	univisioninteraetivegroup.com

unlvlslon.com	univisioninteraetivemedia.com

univision.mobi	univisioninteraetivemediagroup.com

univision.net	univisionlosangeles.com

unlvlslon.org	univisionmelodies.com

univision.tv	umvlslonmexleo.com

univision.us	univisionmiami.com

univision14.com	umvlslonmipagina.com

univision23.com	univisionmovil.com

univision34.com	univisionmusic.com

univision41.com	univisionmusic.net

III-55

univisionmusica.com	univisionradio.com

univisionmusica.net	univisionradio.net

univisionmusica.org	univisionradiosales.com

univisionmusica.us	univisionringtones.com

univisionmusicgroup.com	univisionsacramento.com

univisionmusicgroup.net	univisionsanantonio.com

univisionmusicgroup.org	univisionsanfrancisco.com

univisionmusicgroup.us	univisionshowprep.com

univisionmusicpublishing.com	univisionsongs.com

univisionnetwork.com	univisiontucson.com

univisionnetwork.net	univisiontv.com

univisionnetworks.com	univisiontv.net

univisionnetworks.net	univisiontv.org

univisionnewyork.com	univisiontv.us

univisionnuevayork.com	univisionusa.com

univisiononline.com	univisionusa.net

univisiononline.net	univisionusa.org

univisiononline.org	univisionusa.us

univisiononline.us	univisionwako.com

univisionpartnergroup.com	upnbakersfie1d.com

univisionpartners.com	uvn.net

univisionperu.com	uvn34.com

univisionphiladephia.com	uvncorp.com

univisionphoenix.com	uvncorp.net

univisionpomo.com	uvnit.com

III-56

uvnit.net	wfut-tv.com

viva1057.com	wfut.tv

viva935.com	wfut68.com

viveelsueno.com	wgbo-tv.com

waco62.com	wgbo.com

wado1280am.com	wgbo.tv

wami-tv.com	wgbo66.com

wami.tv	wkaq580.com

wami69.com	wltv-tv.com

wamr.com	wltv.tv

waqi.com	wltv23.com

washingtondc14.com	wotf-tv.com

wfdc-tv.com	wotf.tv

wfdc.tv	wotf43.com

wfdc14.com	wqba.com

wfpa-tv.com	wqhs-tv.com

wfpa.tv	wqhs.com

wfpa28.com	wqhs.tv

wftt-tv.com	wqhs61.com

Wftt.tv	wrto.com

wftt50.com	wutf-tv.com

wfty-tv.com	wutf.tv

wfty.com	wutf66.com

wfty.tv	wuth-tv.com

wfty67.com	wuth.tv

III-57

wuth47.com

wuvg-tv.com

wuvg.com

wuvg.tv

wuvg34.com

wuvp-tv.com

wuvp.com

wuvp.tv

wuvp65.com

wvix.com

wxft-tv.com

wxft.tv

wxft60.com

wxtv-tv.com

wxtv.tv

yocuenta.com

yocuento.com

yosoylacalle.com

yosoylakalle.com

III-58

Schedule IV to the

Collateral Agreement

UCC FILING OFFICES

California Secretary of State

KAKW License Partnership, L.P.

KDTV License Partnership, G.P.

KFTV License Partnership, G.P.

KMEX License Partnership, G.P.

KTVW License Partnership, G.P.

KUVI License Partnership, G.P.

KUVN License Partnership, L.P.

KUVS License Partnership, G.P.

KWEX License Partnership, L.P

KXLN License Partnership, L.P.

Mi Casa Publications, Inc.

Sunshine Acquisition Corp.

Univision Radio Los Angeles, Inc.

WGBO License Partnership, G.P.

WLII/WSUR License Partnership, G.P.

WLTV License Partnership, G.P.

WXTV License Partnership, G.P.

Delaware Secretary of State

El Trato, Inc.

Galavision, Inc.

HBCi, LLC

HPN Numbers, Inc.

KCYT-FM License Corp.

KECS-FM License Corp.

KESS-AM License Corp.

KESS-TV License Corp.

KHCK-FM License Corp.

KICI-AM License Corp.

KICI-FM License Corp.

KLSQ-AM License Corp.

KLVE-FM License Corp.

KMRT-AM License Corp.

KTNQ-AM License Corp.

PTI Holdings, Inc.

Servicio de Informacion Programativa, Inc.

Spanish Coast-to-Coast Ltd.

Station Works, LLC

Telefutura Albuquerque LLC

Telefutura Bakersfield LLC

Telefutura Boston LLC

Telefutura Chicago LLC

Telefutura D.C. LLC

Telefutura Dallas LLC

Telefutura Fresno LLC

Telefutura Houston LLC

Telefutura Los Angeles LLC

Telefutura Miami LLC

Telefutura Network

Telefutura of San Francisco, Inc.

Telefutura Orlando Inc.

Telefutura Partnership of Douglas

Telefutura Partnership of Flagstaff

Telefutura Partnership of Floresville

Telefutura Partnership of Phoenix

Telefutura Partnership of San Antonio

Telefutura Partnership of Tucson

Telefutura Sacramento LLC

Telefutura San Francisco LLC

Telefutura Southwest LLC

Telefutura Tampa LLC

Telefutura Television Group, Inc.

The Univision Network Limited Partnership

TMS License California, Inc.

Univision Atlanta LLC

Univision Cleveland LLC

Univision Communications Inc.

Univision Home Entertainment, Inc.

Univision Interactive Media, Inc.

Univision Investments, Inc.

Univision Management Co.

Univision Network Puerto Rico Production LLC

Univision New York LLC

Univision of Atlanta Inc.

Univision of New Jersey Inc.

Univision of Puerto Rico Inc.

Univision Philadelphia LLC

Univision Puerto Rico Station Acquisition Company

Univision Puerto Rico Station Operating Company

Univision Puerto Rico Station Production Company

Univision Radio Broadcasting Puerto Rico, L.P.

Univision Radio Corporate Sales, Inc.

Univision Radio Florida, LLC

Univision Radio Fresno, Inc.

Univision Radio GP, Inc.

Univision Radio Houston License Corporation

Univision Radio Illinois, Inc.

Univision Radio Investments, Inc.

Univision Radio Las Vegas, Inc.

Univision Radio License Corporation

Univision Radio Management Company, Inc.

Univision Radio New Mexico, Inc.

Univision Radio New York, Inc.

Univision Radio Phoenix, Inc.

Univision Radio Sacramento, Inc.

Univision Radio San Diego, Inc.

Univision Radio San Francisco, Inc.

Univision Radio Tower Company, Inc.

Univision Radio, Inc.

Univision Services, Inc.

Univision Television Group, Inc.

Univision Texas Stations LLC

Univision-EV Holdings, LLC

UVN Texas L.P.

WADO-AM License Corp.

WLXX-AM License Corp.

WPAT-AM License Corp.

WQBA-AM License Corp.

WQBA-FM License Corp.

Florida Secretary of State

License Corp. No. 1

License Corp. No. 2

North Carolina Secretary of State

Univision of Raleigh, Inc.

WUVC License Partnership G.P.

Texas Secretary of State

TC Television, Inc.

Tichenor License Corporation

Univision Radio Broadcasting Texas, L.P.

WADO Radio, Inc.

Schedule V to the

Collateral Agreement

SCHEDULE V

LEGAL NAMES, MAILING ADDRESSES;

ORGANIZATIONAL IDENTIFICATION NUMBERS; TAXPAYER IDENTIFICATION NUMBERS

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
El Trato, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3832023	Corporation	20-1414259

Galavision, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2638302	Corporation	95-4596951

HBCi, LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	2461400	Limited Liability Company	88-0331125

HPN Numbers, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3316572	Corporation	80-0077218

KAKW License Partnership, L.P.	California	5999 Center Drive, Los Angeles, California 90045	200234600001	Limited Partnership

KCYT-FM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2473786	Corporation	88-0331134

KDTV License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership

KECS-FM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2473785	Corporation	88-0331135

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
KESS-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461405	Corporation	88-0331131

KESS-TV License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2498371	Corporation	88-0336925

KFTV License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership

KHCK-FM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2498974	Corporation	88-0336926

KICI-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461407	Corporation	88-0331129

KICI-FM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2498976	Corporation	88-0336923

KLSQ-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2498973	Corporation	88-0336924

KLVE-FM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461399	Corporation	88-0331123

KMEX License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership

KMRT-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461408	Corporation	88-0331130

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
KTNQ-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461398	Corporation	88-0331127

KTVW License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership

KUVI License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership

KUVN License Partnership, L.P.	California	5999 Center Drive, Los Angeles, California 90045	200300300021	Limited Partnership

KUVS License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership

KWEX License Partnership, L.P.	California	5999 Center Drive, Los Angeles, California 90045	200300300023	Limited Partnership

KXLN License Partnership, L.P.	California	5999 Center Drive, Los Angeles, California 90045	200300300022	Limited Partnership

License Corp. No.1	Florida	5999 Center Drive, Los Angeles, California 90045	L12461	Corporation	75-2710436

License Corp. No.2	Florida	5999 Center Drive, Los Angeles, California 90045	L12462	Corporation	75-2710438

Mi Casa Publications, Inc.	California	5999 Center Drive, Los Angeles, California 90045	C1707007	Corporation	99-4387298

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
PTI Holdings, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2296362	Corporation	95-4398881

Servicio de Infonnacion Programativa, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2988409	Corporation	75-2798790

Spanish Coast- to-Coast Ltd.	Delaware	5999 Center Drive, Los Angeles, California 90045	2100620	Corporation	74-2430439

Station Works, LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3391859	Limited Liability Company

Sunshine Acquisition Corp.	California	5999 Center Drive, Los Angeles, California 90045	C1807412	Corporation	95-4365851

TC Television, Inc.	Texas	5999 Center Drive, Los Angeles, California 90045	136078600	Corporation	75-2604470

Telefutura Albuquerque LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3700547	Limited Liability Company

Telefutura Bakersfield LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3592390	Limited Liability Company

Telefutura Boston LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609457	Limited Liability Company

Telefutura Chicago LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609770	Limited Liability Company

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
Telefutura D.C. LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609332	Limited Liability Company

Telefutura Dallas LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609421	Limited Liability Company

Telefutura Fresno LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3592383	Limited Liability Company

Telefutura Houston LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609502	Limited Liability Company

Telefutura Los Angeles LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609977	Limited Liability Company

Telefutura Miami LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609667	Limited Liability Company

Telefutura Network	Delaware	5999 Center Drive, Los Angeles, California 90045	3406547	Corporation	48-1284839

Telefutura of San Francisco, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2501663	Corporation

Telefutura Orlando Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2444708	Corporation	52-1908346

Telefutura Partnership of Douglas	Delaware	5999 Center Drive, Los Angeles, California 90045	3464525	General Partnership

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
Telefutura Partnership of Flagstaff	Delaware	5999 Center Drive, Los Angeles, California 90045	3464523	General Partnership

Telefutura Partnership of Floresville	Delaware	5999 Center Drive, Los Angeles, California 90045	3464528	General Partnership

Telefutura Partnership of Phoenix	Delaware	5999 Center Drive, Los Angeles, California 90045	3464513	General Partnership

Telefutura Partnership of San Antonio	Delaware	5999 Center Drive, Los Angeles, California 90045	3464527	General Partnership

Telefutura Partnership of Tucson	Delaware	5999 Center Drive, Los Angeles, California 90045	3464524	General Partnership

Telefutura Sacramento LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3592385	Limited Liability Company

Telefutura San Francisco LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3592378	Limited Liability Company

Telefutura Southwest LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3462874	Limited Liability Company

Telefutura Tampa LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609715	Limited Liability Company

Telefutura Television Group, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3022925	Corporation	95-4862792

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
The Univision Network Limited Partnership	Delaware	5999 Center Drive, Los Angeles, California 90045	2318109	Limited Partnership	95-4399333

Tichenor License Corporation	Texas	5999 Center Drive, Los Angeles, California 90045	0125885800	Corporation	75-2465988

TMS License California, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2637136	Corporation	75-2660186

Univision Atlanta LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609548	Limited Liability Company

Univision Cleveland LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609516	Limited Liability Company

Univision Communications Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2296357	Corporation	95-4398884

Univision Home Entertainment, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3811059	Corporation	20-1270615

Univision Interactive Media, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3093976	Corporation	13-4078167

Univision Investments, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3590160	Corporation	82-0575698

Univision Management Co.	Delaware	5999 Center Drive, Los Angeles, California 90045	3588310	Corporation	56-2301136

Univision Network Puerto Rico Production LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3988229	Limited Liability Company	20-3061516

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
Univision New York LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609513	Limited Liability Company

Univision of Atlanta Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2097383	Corporation	65-1160224

Univision of New Jersey Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2097389	Corporation	65-1160227

Univision of Puerto Rico Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3281682	Corporation	51-0402610

Univision of Raleigh, Inc.	North Carolina	5999 Center Drive, Los Angeles, California 90045	0282157	Corporation	56-1728013

Univision Philadelphia LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609497	Limited Liability Company

Univision Puerto Rico Station Acquisition Company	Delaware	5999 Center Drive, Los Angeles, California 90045	3934542	Corporation	20-2921574

Univision Puerto Rico Station Operating Company	Delaware	5999 Center Drive, Los Angeles, California 90045	3934537	Corporation

Univision Puerto Rico Station Production Company	Delaware	5999 Center Drive, Los Angeles, California 90045	3988222	Corporation

Univision Radio Broadcasting Puerto Rico, L.P.	Delaware	5999 Center Drive, Los Angeles, California 90045	3683908	Limited Partnership	86-1073958

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
Univision Radio Broadcasting Texas, L.P.	Texas	5999 Center Drive, Los Angeles, California 90045	8629010	Limited Partnership	88-0352267

Univision Radio Corporate Sales, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2939615	Corporation	75-2788318

Univision Radio Florida, LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	2359818	Limited Liability Company	95-4455121

Univision Radio Fresno, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3444860	Corporation	75-2959901

Univision Radio GP, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3025991	Corporation	75-2905908

Univision Radio Houston License Corporation	Delaware	5999 Center Drive, Los Angeles, California 90045	2873545	Corporation	75-2765171

Univision Radio Illinois, Inc.	Delaware	5999 Center Drive, Los An geles, California 90045	2442008	Corporation	51-0361971

Univision Radio Investments, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2557820	Corporation	88-I 0349749

Univision Radio Las Vegas, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2471297	Corporation	88-0331136

Univision Radio License Corporation	Delaware	5999 Center Drive, Los Angeles, California 90045	2889894	Corporation	75-2765164

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
Univision Radio Los Angeles, Inc.	California	5999 Center Drive, Los Angeles, California 90045	C1707006	Corporation	99-0248293

Univision Radio Management Company, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3218474	Corporation	75-2876219

Univision Radio New Mexico, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3567237	Corporation	81-0571893

Univision Radio New York, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2557779	Corporation	88-0349752

Univision Radio Phoenix, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2968036	Corporation	75-2791278

Univision Radio Sacramento, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3628917	Corporation	48-1304880

Univision Radio San Diego, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2889893	Corporation	75-2765167

Univision Radio San Francisco, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2637135	Corporation	75-2660184

Univision Radio Tower Company, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3026190	Corporation	75-2889793

Univision Radio, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2297655	Corporation	99-0113417

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
Univision Services, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3811060	Corporation

Univision Television Group, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	0672405	Corporation	95-4398877

Univision Texas Stations LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3588886	Limited Liability Company

Univision-EV Holdings, LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3187815	Limited Liability Company

UVN Texas L.P.	Delaware	5999 Center Drive, Los Angeles, California 90045	3588926	Limited Partnership	47-0896341

WADO Radio, Inc.	Texas	5999 Center Drive, Los Angeles, California 90045	101515200	Corporation	75-2317350

WADO-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461402	Corporation	88-0331133

WGBO License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership

WLIIIWSUR License Partnership, G.P.	California;	5999 Center Drive, Los Angeles, California 90045		General Partnership

WLTV License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
WLXX-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2489731	Corporation	88-0335078

WPAT-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2557745	Corporation	88-0349754

WQBA-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461403	Corporation	88-0331132

WQBA-FM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461404	Corporation	88-0331124

WUVC License Partnership G.P.	North Carolina	5999 Center Drive, Los Angeles, California 90045		General Partnership

WXTV License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership

Schedule VI to the

Collateral Agreement

SCHEDULE VI

COMMERCIAL TORT CLAIMS AND CHATTEL PAPER

None.

Schedule VII to the

Collateral Agreement

SCHEDULE VII

MORTGAGED PROPERTIES

1. 6006 S 30th Street, Phoenix, Arizona 85042;

2. 5100 SW Freeway, Houston, Texas 77056; and

3. 5999 Center Drive, Los Angeles, California 90045.

Exhibit A to the

Collateral Agreement

SUPPLEMENT NO. [•] (this “Supplement”) dated as of [•], to the Collateral Agreement dated as of July 9, 2009 (the “Collateral Agreement”) (capitalized terms used herein without definition have the meanings given such terms by the Collateral Agreement), among UNIVISION COMMUNICATIONS INC., a Delaware corporation (the “Company”), each subsidiary of the Company from time to time party thereto (each such subsidiary individually a “Guarantor” and collectively, the “Guarantors”; the Guarantors and the Company are referred to collectively herein as the “Grantors”) and DEUTSCHE BANK AG NEW YORK BRANCH, as collateral agent (in such capacity, the “Collateral Agent”) for the Additional First-Lien Secured Parties.

A Section 7.15 of the Collateral Agreement provides that additional subsidiaries of the Company may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned subsidiary (the “New Subsidiary”) is executing this Supplement in order to become a Grantor under the Collateral Agreement.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.15 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof (for this purpose, as though references therein to the Closing Date were to the date hereof). In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Additional First-Lien Obligations, does hereby create and grant to the Collateral Agent, its successors and permitted assigns, for the benefit of the Additional First-Lien Secured Parties, their successors and permitted assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary. Each reference to a “Grantor” or a “Guarantor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Additional First-Lien Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Equity Interests and Pledged Debt Securities now owned by the New Subsidiary and (ii) any and all Intellectual Property now owned by the New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary and its jurisdiction of organization.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

SECTION 7. In case anyone or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be made in accordance with Section 7.01 of the Collateral Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

A-2

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by
Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

DEUTSCHE BANK AG NEW YORK
BRANCH, as Collateral Agent,

by
Name:
Title:

by
Name:
Title:

A-3

Collateral of the New Subsidiary

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

[Follow format of Schedule III to the

Collateral Agreement.]